UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. __)

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Filed by a Party other than the Registrant [  ]

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[  ]           Definitive proxy statement
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The Monarch Cement Company
(Name of Registrant as Specified In Its Charter)

_____________________________________________________
(Name of Person(s) Filing proxy statement, if Other Than the Registrant)

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THE MONARCH CEMENT COMPANY

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
To Be Held December 5, 2014

Notice is hereby given that a Special Meeting of Stockholders of The Monarch Cement Company, a Kansas corporation (the "Company"), will be held at the Company's executive offices located at 449 1200 Street, Humboldt, Kansas, 66748 on December 5, 2014, commencing at 10:00 a.m., local time, and thereafter as it may from time to time be adjourned (the "Special Meeting"), for the following purposes:

1.
To consider and vote upon a proposal to approve, subject to final action by our Board of Directors, an amendment to the Company's Articles of Incorporation (the "Articles of Incorporation"), whereby the Company will effect a 1-for-600 reverse stock split (the "Reverse Stock Split") of its capital stock, par value $2.50 per share (the "Capital Stock"), and Class B capital stock, par value $2.50 per share (the "Class B Capital Stock" and, together with the Capital Stock, the "Stock"), and as a result of which each stockholder owning of record fewer than 600 shares of either class of Stock before the Reverse Stock Split will have the shares of such class cancelled and converted into the right to receive $30.00 for each share of such class held of record prior to the Reverse Stock Split in lieu of receiving a fractional post-Reverse Stock Split share of such class.

2.
To consider and vote upon a proposal to approve, subject to stockholder approval of proposal 1 above and final action by our Board of Directors, an amendment to the Articles of Incorporation to take effect immediately following the Reverse Stock Split, whereby the Company will effect a 600-for-1 forward stock split (the "Forward Stock Split" and, together with the Reverse Stock Split, the "Reverse/Forward Stock Split") of each one issued and outstanding share of its Capital Stock and Class B Capital Stock (and including each fractional share of such class in excess of one share).

3.	To transact such other business as may properly be brought before the Special Meeting or any adjournment or postponement thereof.

While approval of the first of these proposals to effect the Reverse Stock Split will not be conditioned on the second proposal to effect the Forward Stock Split, the approval of the second proposal will be conditioned on the approval of the first proposal.  The proposals are more fully described in the accompanying proxy statement.  The primary purpose of the Reverse/Forward Stock Split will be to reduce the Company's total number of record holders of each class of Stock to below 300 persons by cashing out any stockholder of record of either class of Stock to the extent that such stockholder holds fewer than 600 shares of such class immediately prior to the Reverse Stock Split.  This is expected to allow the Company to terminate the registration of its Stock under the Securities Exchange Act of 1934, as amended.

Please promptly complete, sign, date and return the enclosed proxy card promptly in the accompanying reply envelope to assure that your shares are represented at the Special Meeting.  If you attend the Special Meeting, you may vote in person, if you wish to do so, even if you have returned a proxy.  Only stockholders of record at the close of business on October 20, 2014 are entitled to notice of and to vote at the Special Meeting and at any adjournments or postponements thereof.  A list of stockholders entitled to vote at the Special Meeting will be available for inspection at our offices.  The enclosed proxy is being solicited on behalf of the Board of Directors of the Company.

Thank you for your attention to this important matter.

BY ORDER OF THE BOARD OF DIRECTORS

Debra P. Roe, CPA
Assistant Secretary
November 4, 2014

Important Notice Regarding Internet Availability of Proxy Materials for the Special Meeting on December 5, 2014:
This notice of annual meeting and accompanying proxy materials are available to you on the Internet.  We encourage you to review all of the important information contained in the proxy materials before voting.
The Proxy Materials for the Special Meeting, including the proxy statement, are available at www.monarchcement.com under the "SEC Filings" tab
* * * * * *
Information on our website, other than this proxy statement, is not part of this proxy statement.

PRELIMINARY COPY, SUBJECT TO COMPLETION.
DATED AUGUST 29, 2014.

THE MONARCH CEMENT COMPANY
__________________________

PROXY STATEMENT
__________________________

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON December 5, 2014
__________________________

INTRODUCTION

This proxy statement is furnished to stockholders of The Monarch Cement Company, a Kansas corporation, in connection with the solicitation by the Board of Directors of the Company of proxies for use at the Special Meeting scheduled to be held on Friday, December 5, 2014, commencing at 10:00 a.m., local time, at the Company's executive offices located at 449 1200 Street, Humboldt, Kansas 66748, and at any and all adjournments or postponements thereof.  "We," "our" or "us" in this proxy statement refer to the Company.

Stockholders of the Company are being asked to consider and vote upon the following proposals at the Special Meeting:

1.
A proposal to approve, subject to final action by our Board of Directors, an amendment to the Company's Articles of Incorporation (the "Articles of Incorporation"), whereby the Company will effect a 1-for-600 reverse stock split (the "Reverse Stock Split") of its capital stock, par value $2.50 per share (the "Capital Stock"), and Class B capital stock, par value $2.50 per share (the "Class B Capital Stock" and, together with the Capital Stock, the "Stock"), and as a result of which each stockholder owning of record fewer than 600 shares of either class of Stock before the Reverse Stock Split will have the shares of such class cancelled and converted into the right to receive $30.00 for each share of such class held of record prior to the Reverse Stock Split in lieu of receiving a fractional post-Reverse Stock Split share of such class.

2.
A proposal to approve, subject to stockholder approval of proposal 1 above and final action by our Board of Directors, an amendment to the Articles of Incorporation to take effect immediately following the Reverse Stock Split, whereby the Company will effect a 600-for-1 forward stock split (the "Forward Stock Split" and, together with the Reverse Stock Split, the "Reverse/Forward Stock Split") of each one issued and outstanding share of its Capital Stock and Class B Capital Stock (and including each fractional share of such class in excess of one share).

The proposed amendments to the Articles of Incorporation to accomplish the Reverse/Forward Stock Split are contained in the forms of the Certificates of Amendment attached to this proxy statement as Annex A-1 (for the Reverse Stock Split) and Annex A-2 (for the Forward Stock Split).

NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY STATE SECURITIES COMMISSION HAS APPROVED OR DISAPPROVED THE TRANSACTIONS DESCRIBED HEREIN, PASSED UPON THE MERITS OR FAIRNESS OF THE PROPOSED TRANSACTIONS OR PASSED UPON THE ADEQUACY OR ACCURACY OF THE DISCLOSURE IN THIS DOCUMENT.  ANY REPRESENTATION TO THE CONTRARY IS UNLAWFUL AND A CRIMINAL OFFENSE.  NO PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION NOT CONTAINED IN THIS DOCUMENT OR RELATED SCHEDULE 13E-3, AND IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION SHOULD NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY US.

The Board has fixed October 20, 2014 as the record date for the Special Meeting.  Stockholders of record as of the record date are entitled to vote at the Special Meeting and any postponements or adjournments thereof.  We cannot complete the Reverse/Forward Stock Split unless a majority of the votes cast, in person or by proxy, at the Special Meeting by stockholders entitled to vote at the Special Meeting are cast to approve the amendments to our Articles of Incorporation to effect the Reverse/Forward Stock Split.  On the record date, there were __________ shares of our Capital Stock and __________ shares of our Class B Capital Stock issued and outstanding.  Each issued and outstanding share of our Capital Stock as of the close of business on the record date is entitled to one vote on each matter submitted to a vote at the Special Meeting, and each issued and outstanding share of our Class B Capital Stock as of the close of business on the record date is entitled to ten votes on each matter submitted to a vote at the Special Meeting.  All outstanding shares of our Capital Stock and Class B Capital Stock as of the close of business on the record date are entitled to vote as a single class on all proposals submitted to a vote at the Special Meeting.  Our executive officers and directors (who together hold or share the power to vote approximately _____% of the shares of our outstanding Stock and accounting for approximately _____% of the votes eligible to be cast at the Special Meeting), have indicated they will vote in favor of the proposed amendments to the Articles of Incorporation to effect the Reverse/Forward Stock Split with respect to all shares for which they hold or share voting power.

We urge you to read this proxy statement carefully and in its entirety, including the attached Annexes.  The accompanying Notice of Special Meeting of Stockholders, form of proxy, and this proxy statement are first being mailed to stockholders on or about November 4, 2014.

TABLE OF CONTENTS

Page

INTRODUCTION	i
SUMMARY TERM SHEET	1
Information About the Reverse/Forward Stock Split	1
Purposes of and Reasons for the Reverse/Forward Stock Split	2
Effects of the Reverse/Forward Stock Split	2
Fairness of the Reverse/Forward Stock Split	3
Advantages of the Reverse/Forward Stock Split	4
Voting Information	5
Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split	5
Termination of the Reverse/Forward Stock Split	5
QUESTIONS AND ANSWERS ABOUT THE REVERSE/FORWARD STOCK SPLIT AND THE SPECIAL MEETING	5
Why am I receiving these materials?	6
Where and when is the Special Meeting?	6
What am I being asked to vote on at the Special Meeting?	6
What is the Reverse/Forward Stock Split?	6
Will the vote on the Reverse Stock Split and the vote on the Forward Stock Split be separate?	7
How does the Board recommend that I vote on the proposals?	7
What is the purpose of the Reverse/Forward Stock Split?	7
What does the deregistration of our Stock mean?	8
How will the Reverse/Forward Stock Split affect the Company?	8
Is there a condition to our effecting the Reverse/Forward Stock Split?	8
What potential conflicts of interest are posed by the Reverse/Forward Stock Split?	8
What will I receive in the Reverse/Forward Stock Split?	9
What if I hold all of my shares in street name?	9
What happens if I own a total of 600 or more shares of either class of Stock beneficially through multiple brokerage firms in street name, or through a combination of record ownership in my name and one or more brokerage firms in street name?	9
If I own fewer than 600 shares of either class of Stock, is there any way I can continue to be a stockholder of the Company with respect to such shares after the Reverse/Forward Stock Split?	9

Is there anything I can do if I own 600 or more shares of either class of Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse/Forward Stock Split?	10
What will happen if the Reverse/Forward Stock Split is approved by our stockholders?	10
What will happen if the Reverse/Forward Stock Split is not approved?	10
If the Reverse/Forward Stock Split is approved by the stockholders, can the Board of Directors determine not to proceed with the Reverse/Forward Stock Split?	10
What are the material U.S. federal income tax consequences of the Reverse/Forward Stock Split?	10
If I am the holder of record of 600 shares or more of either class of Stock, will I need to send in the stock certificates for my shares of that class?	11
Should I send in my stock certificates now?	11
What is the total cost of the Reverse/Forward Stock Split to the Company?	11
Am I entitled to appraisal rights in connection with the Reverse/Forward Stock Split?	11
Who is entitled to vote at the Special Meeting?	11
How many shares were outstanding on the record date?	12
How do I submit my vote?	12
What does it mean if I receive more than one proxy card?	12
Can I change my proxy vote or revoke my proxy?	12
What is a "quorum" for purposes of the Special Meeting?	12
How are votes counted?	13
What vote is required to approve the proposals?	13
How are broker non-votes counted?	13
Are there any other matters that will be considered at the Special Meeting?	13
SPECIAL FACTORS	14
Purposes of and Reasons for the Reverse/Forward Stock Split	14
Background of the Reverse/Forward Stock Split	16
Fairness of the Reverse/Forward Stock Split	18
Recommendation of the Board of Directors	21
Alternatives Considered	22
Effects of the Reverse/Forward Stock Split	22
Conduct of Our Business after the Reverse/Forward Stock Split	26
Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split	27
Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons	30
Sources of Funds and Expenses	31
Stockholder Approval	32
Effective Date	32
Termination of the Reverse/Forward Stock Split	32
Process for Payment for Fractional Shares	33
No Appraisal or Dissenters' Rights	34
Escheat Laws	34
Regulatory Approvals	35
Litigation	35

PROPOSAL NO. 1 -- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES	35
What am I voting on?	35
What are the purposes and effects of the proposed amendment?	35
How does our Board of Directors recommend that I vote?	36
PROPOSAL NO. 2 -- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES	36
What am I voting on?	36
What are the purposes and effects of the proposed amendment?	36
How does our Board of Directors recommend that I vote?	37
INFORMATION ABOUT THE COMPANY	37
Name and Address	37
Market Price of Capital Stock; Dividends	37
Stockholders	38
Prior Public Offerings	38
Stock Purchases	38
Transactions between the Company and Executive Officers and Directors of the Company	40
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT	41
FINANCIAL INFORMATION	43
Summary Historical Financial Information	43
WHERE YOU CAN FIND MORE INFORMATION	44
PROXY MATERIALS DELIVERED TO A SHARED ADDRESS	44
INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE	45
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	45
OTHER BUSINESS	45
ANNEX A-1 (Certificate of Amendment – Reverse Stock Split)	46
ANNEX A-2 (Certificate of Amendment – Forward Stock Split)	48

SUMMARY TERM SHEET

The following summary term sheet, together with the Questions and Answers section that follows, highlights certain information about the proposed Reverse/Forward Stock Split and other matters, but may not contain all of the information that is important to you.  For a more complete description of the Reverse/Forward Stock Split, we urge you to carefully read this proxy statement and all of its Annexes before you vote.  For your convenience, we have directed your attention to the location in this proxy statement where you can find a more complete discussion of the items listed below.

Information About the Reverse/Forward Stock Split

•
The Board of Directors has authorized amendments to the Company's Articles of Incorporation that would effect a 1-for-600 Reverse Stock Split (as defined herein) of our Capital Stock and Class B Capital Stock, followed immediately by a 600-for-1 Forward Stock Split (as defined herein) of each one issued and outstanding share of our Capital Stock and Class B Capital Stock (and including each fractional share of such class in excess of one share).

•
The Reverse/Forward Stock Split is intended to take effect, subject to stockholder approval and subsequent final action by our Board of Directors, on the date the Company files Certificates of Amendment to our Articles of Incorporation with the Secretary of State of the State of Kansas, or on any later date that the Company may specify in such Certificates of Amendment, the forms of which are attached hereto as Annex A-1 and Annex A-2.  Our Board of Directors has retained the authority to determine whether and when to file the Certificates of Amendment to our Articles of Incorporation to effect the Reverse/Forward Stock Split, notwithstanding the authorization of the Reverse/Forward Stock Split by our stockholders.  We anticipate that the effective date of the Reverse/Forward Stock Split will occur soon after the Special Meeting, subject to stockholder approval and final action by the Board of Directors, and presently anticipate that the Reverse/Forward Stock Split would become effective on December 17, 2014.

•
As a result of the Reverse/Forward Stock Split, each holder of record of fewer than 600 shares of our Capital Stock or Class B Capital Stock immediately before the effective date of the Reverse Stock Split will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest, and will no longer be a stockholder of the Company with respect to such class.  The cash payment will remain at $30.00 even if our stock price changes in value prior to the effectiveness of the Reverse Stock Split.  Although our Class B Capital Stock provides for voting rights that are ten times the voting rights of our Capital Stock, the cash payment to stockholders holding fewer than 600 shares of either class of our Stock as a result of the Reverse Stock Split would be at the same rate of $30.00 per pre-Reverse Stock Split share – regardless of whether the shares are Capital Stock or Class B Capital Stock.

•
Following the effective date of the Reverse Stock Split, transmittal materials will be sent to those stockholders entitled to a cash payment that will describe how to turn in their stock certificates and receive the cash payment.  Stockholders should not turn in their stock certificates at this time.

•
Any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split.  Such stockholder will not need to exchange or return any existing stock certificates representing shares of such class of Stock, which certificates will continue to evidence ownership of the same number of shares of such class as set forth on the face of the certificates immediately prior to the Reverse/Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.  Transmittal materials will be sent to such stockholder that will describe how to surrender any existing stock certificates representing shares of such class of Stock in exchange for certificates representing the appropriate number of post-Reverse Stock Split shares.  Stockholders should not turn in their stock certificates at this time.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14, "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Effective Date" beginning on page 32 and "Special Factors – Process for Payment for Fractional Shares" beginning on page 33.

Purposes of and Reasons for the Reverse/Forward Stock Split

•
The Board of Directors has decided that the costs of being a Securities and Exchange Commission ("SEC") reporting company outweigh the benefits and, thus, it is no longer in the best interests of the Company or of our stockholders, including our unaffiliated stockholders, for us to remain an SEC reporting company.  The Reverse/Forward Stock Split will enable us to terminate the registration of our Stock under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), if, after the Reverse Stock Split, there are fewer than 300 record holders of each class of our Stock and we make the necessary filings with the SEC.  Our reasons for proposing the Reverse/Forward Stock Split include the following:

o
Annual cost savings we expect to realize as a result of the termination of the registration of our Stock under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act of 2002, as amended (the "Sarbanes-Oxley Act"), and other accounting, legal, printing and other miscellaneous costs associated with being a public reporting company, which we estimate will be approximately $414,850 per year, and which includes estimated executive and administrative time incurred in complying with public company requirements.

o
The absence of many of the benefits to the Company and its stockholders that are associated with being a public reporting company, particularly as reflected by the limited public trading volume and liquidity of our Stock.

o	The ability of our management to focus on long-term growth without an undue emphasis on short-term financial results that is often expected of public reporting companies.

o
The ability of our stockholders holding fewer than 600 shares of either class of our Stock to liquidate their shares of such class and receive a price for such shares that we believe is fair (for the reasons set forth below under "Special Factors – Fairness of the Reverse/Forward Stock Split – Substantive Fairness" beginning on page 18), without incurring brokerage commissions.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14.

Effects of the Reverse/Forward Stock Split

•	As a result of the Reverse/Forward Stock Split:

o
We anticipate that the number of our stockholders of record of each class of our Stock will be reduced below 300, which will allow us to terminate the registration of our Stock under the Exchange Act.  Effective on and following the termination of the registration of our Stock under the Exchange Act, we will no longer be subject to any reporting requirements under the Exchange Act or the rules of the SEC applicable to SEC reporting companies and will be able to eliminate most of the expenses related to the disclosure, reporting and compliance requirements of the Sarbanes-Oxley Act.

o
Each share of either class of our Stock held by a stockholder of record owning fewer than 600 shares of such class immediately prior to the effective date of the Reverse Stock Split will be converted into the right to receive $30.00 in cash (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.  We estimate (based upon our share ownership information as of July 31, 2014) that this will result in the retirement of approximately 60,693 shares of our Capital Stock and approximately 39,167 shares of our Class B Capital Stock.

o
The number of shares of either class of our Stock held by a stockholder who is the holder of record of 600 shares or more of such class of our Stock immediately prior to the effective date of the Reverse/Forward Stock Split will not change.

o
Stockholders who hold their shares of our Stock in street name, through a broker, bank or other nominee, will be treated in accordance with the procedures of their nominee, but we intend that Stock held in street name will be treated in the same manner as Stock that is held of record.

o
Our continuing stockholders may have access to less information about us and our business, operations and financial performance since we will no longer be obligated to file periodic and other filings with the SEC.

o
Neither class of our Stock will be eligible to be quoted in the OTCBB marketplace and liquidity may decline.  The Board of Directors anticipates that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.

o
Our executive officers and directors, as well as persons owning 10% or more of any class of our outstanding Stock, will no longer be subject to the reporting requirements of Section 16 of the Exchange Act or be subject to the prohibitions against retaining short-swing profits from the sale of shares of our Stock.

o	Persons acquiring more than 5% of any class of our Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
Upon the effectiveness of the Reverse/Forward Stock Split and as a result of the estimated retirement of approximately 60,693 shares of our Capital Stock and approximately 39,167 shares of our Class B Capital Stock in connection with the Reverse/Forward Stock Split, we estimate that the percentage of the total outstanding shares of our Stock held by our current executive officers and directors will increase from approximately 25.39% to approximately 26.00% (based upon our share ownership information as of July 31, 2014).

See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Alternatives Considered" beginning on page 22, "Special Factors – Fairness of the Reverse/Forward Stock Split" beginning on page 18 and "Special Factors – Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons" beginning on page 30.

Fairness of the Reverse/Forward Stock Split

•
The Board of Directors considered and reviewed the terms, purposes and effects of the Reverse/Forward Stock Split.  Based on its review, the Board of Directors unanimously determined that the Reverse/Forward Stock Split is procedurally and substantively fair to our stockholders, including the unaffiliated stockholders who will receive cash consideration in the Reverse/Forward Stock Split and unaffiliated stockholders who will continue as our stockholders subsequent to the consummation of the Reverse/Forward Stock Split.

•	The Board of Directors considered a number of factors in reaching its determinations, including:

o
anticipated savings we expect to realize as a result of the termination of the registration of our Stock under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, which we estimate will be approximately $414,850 per year, and which includes estimated executive and administrative time incurred in complying with public company requirements;

o
the limited trading volume and liquidity of our Stock, and the opportunity the Reverse/Forward Stock Split affords our stockholders owning fewer than 600 shares of either class of our Stock to obtain cash for their shares in a relatively limited trading market and at a price that we believe is fair (for the reasons set forth below under "Special Factors – Fairness of the Reverse/Forward Stock Split – Substantive Fairness" beginning on page 18), without incurring brokerage commissions;

o
our executive officers and directors, which we refer to in this proxy statement as our "affiliates", will be treated no differently than stockholders who are not executive officers or directors, which we refer to in this proxy statement as our "unaffiliated stockholders", including unaffiliated cashed-out stockholders and unaffiliated continuing stockholders.  The sole determining factor as to whether a stockholder will be a continuing stockholder after the Reverse/Forward Stock Split is the number of shares of either class of our Stock that they own on the effective date of the Reverse Stock Split; although as a practical matter, with the possible exception of Michael R. Wachter, Steve W. Sloan and Kenneth G. Miller, our affiliates own sufficient shares to avoid being cashed out as a result of the Reverse/Forward Stock Split; and

o
stockholders that desire to retain their equity interest in the Company after the Reverse/Forward Stock Split may increase the number of shares of any class they hold to 600 shares or more prior to the effective date of the Reverse Stock Split, thereby avoiding being cashed-out; however, given the historically limited liquidity in our Stock, there can be no assurance that any shares will be available for purchase and thus there can be no assurance that a stockholder will be able to acquire sufficient shares to meet or exceed the required 600 shares prior to the effective date of the Reverse Stock Split.

See "Special Factors – Fairness of the Reverse/Forward Stock Split" beginning on page 18.

Advantages of the Reverse/Forward Stock Split

There are several advantages associated with the Reverse/Forward Stock Split, including the following:

•	We expect to realize annual cost savings as a result of the termination of the registration of our Stock under the Exchange Act, as described above.

•	Our management will be able to focus on long-term growth without undue emphasis on short-term financial results that is often expected of SEC reporting companies.

•
Stockholders owning fewer than 600 shares of either class of our Stock will have the opportunity to obtain cash for their shares of such class at a price that we believe is fair (for the reasons set forth below under "Special Factors – Fairness of the Reverse/Forward Stock Split – Substantive Fairness" beginning on page 18), without incurring brokerage commissions.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14 and "Special Factors – Fairness of the Reverse/Forward Stock Split" beginning on page 18.

Disadvantages of the Reverse/Forward Stock Split

If the Reverse/Forward Stock Split occurs, there will be certain disadvantages to stockholders, including the following:

•	Stockholders owning fewer than 600 shares of each class of our Stock will no longer have any ownership interest in the Company and will no longer participate in any future earnings and growth.

•
We will cease to file annual, quarterly, current, and other reports and documents with the SEC, and stockholders will cease to receive annual reports and proxy statements as required under the Exchange Act.  We will not be providing periodic reports in the format currently required of us under the provisions of the Exchange Act and, as a result, continuing stockholders will have access to less information about us and our business, operations and financial performance.

•	We will no longer be subject to the provisions of the Sarbanes-Oxley Act or the liability provisions of the Exchange Act (other than the general anti-fraud provisions thereof).

•
We anticipate that neither class of our Stock will be eligible to be quoted in the OTCBB marketplace.  The Board of Directors anticipates that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.  We cannot guarantee that quotations for our Stock will be regularly available.  In addition, because of the limited liquidity of our Stock, the suspension of our obligation to publicly disclose financial and other information following the Reverse/Forward Stock Split, and the deregistration of our Stock under the Exchange Act, continuing stockholders may potentially experience a significant decrease in the value of their shares of our Stock.

•
Our executive officers and directors, and persons owning 10% or more of any class of our outstanding Stock, will no longer be required to file reports relating to their transactions in our Stock with the SEC and will no longer be subject to the recovery of the short-swing profits provisions of the Exchange Act.  In addition, persons acquiring more than 5% of any class of our Stock will no longer be required to report their beneficial ownership under the Exchange Act.

•
We estimate that the cost of payment to the holders of less than 600 shares of either class of our Stock, professional fees and other expenses of the Reverse/Forward Stock Split will total approximately $3,131,300.  As a result, immediately after the Reverse/Forward Stock Split, our cash balances on hand will be reduced by the costs incurred in the Reverse/Forward Stock Split.

•
The Reverse/Forward Stock Split will enable us to terminate the registration of our Stock under the Exchange Act and thereafter we will not be filing the periodic reports and proxy statements required under the Exchange Act.  As a result, it may be more difficult for us to raise equity capital from public or private sources.

•	Our decision to deregister our Stock and cease reporting with the SEC could impair our image with customers, suppliers and other constituents.

•	Under Kansas law, our Articles of Incorporation and our bylaws, no appraisal or dissenters' rights are available to our stockholders who dissent from the Reverse/Forward Stock Split.

Our Board of Directors believes that the benefits of the Reverse/Forward Stock Split to the Company outweigh the disadvantages.  See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14, "Special Factors – Fairness of the Reverse/Forward Stock Split" beginning on page 18 and "Special Factors – No Appraisal or Dissenters' Rights" beginning on page 34.

Voting Information

•
A majority of votes represented by the holders of our Capital Stock or Class B Capital Stock entitled to vote at the Special Meeting, treated as a single class, must be present or represented by proxy in order to constitute a quorum for the purpose of approving the amendments to our Articles of Incorporation to effect the Reverse/Forward Stock Split.

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A majority of the votes cast, in person or by proxy, at the Special Meeting by stockholders entitled to vote at the Special Meeting will need to be cast "FOR" approval of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split and "FOR" approval of the proposed amendment to our Articles of Incorporation to effect the Forward Stock Split.

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Our directors and executive officers have indicated that they intend to vote the shares of our Stock for which they have or share voting power and which are outstanding on the record date and eligible to vote at the Special Meeting (believed to be __________ shares or approximately _____% of our outstanding Stock eligible to vote at the Special Meeting and accounting for approximately _____% of the votes eligible to be cast at the Special Meeting) "FOR" each of the proposed amendments to our Articles of Incorporation to effect the Reverse/Forward Stock Split.

See "Special Factors – Stockholder Approval" beginning on page 32.

Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split

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The receipt of cash in the Reverse/Forward Stock Split by a holder of less than 600 shares of either class of our Stock generally will be taxable for U.S. federal income tax purposes.  In general, any continuing stockholder who does not receive cash in the Reverse/Forward Stock Split should not recognize any gain or loss with respect to the Reverse/Forward Stock Split for U.S. federal income tax purposes.  See "Special Factors – Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split" beginning on page 27.  You are urged to consult with your own tax advisor regarding the tax consequences of the Reverse/Forward Stock Split in light of your own particular circumstances.

See "Special Factors – Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split" beginning on page 27.

Termination of the Reverse/Forward Stock Split

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The Board of Directors has reserved the right to abandon the Reverse/Forward Stock Split if it believes the Reverse/Forward Stock Split is no longer in our best interests, and the Board of Directors has retained authority, in its discretion, to withdraw the Reverse/Forward Stock Split from the agenda of the Special Meeting prior to any vote.  In addition, even if the Reverse/Forward Stock Split is approved by stockholders at the Special Meeting, the Board of Directors may determine not to implement the Reverse/Forward Stock Split if it subsequently determines that the Reverse/Forward Stock Split is not in our best interests.

See "Special Factors – Termination of the Reverse/Forward Stock Split" beginning on page 32.

QUESTIONS AND ANSWERS ABOUT THE REVERSE/FORWARD STOCK SPLIT AND THE SPECIAL MEETING

The following questions and answers are intended to briefly address potential questions regarding the Reverse/Forward Stock Split and the Special Meeting.  These questions and answers may not address all questions that may be important to you as a stockholder.  Please refer to the more detailed information contained elsewhere in this proxy statement, the Annexes to this proxy statement and any information and documents referred to or incorporated by reference in this proxy statement.

Why am I receiving these materials?

The Board of Directors of the Company is providing these materials to you in connection with a Special Meeting of our stockholders on December 5, 2014.  The information included in this proxy statement relates to the proposals to be voted on at the Special Meeting, the voting process, and certain other required information.  This proxy statement, the notice of special meeting of stockholders and the accompanying proxy were first sent or given to our stockholders on or about November 4, 2014.  As a stockholder of our Company, you are entitled and encouraged to vote on the items of business described in these proxy materials.  Your vote is very important.  For this reason, our Board is requesting that you allow your shares to be represented at the Special Meeting by the persons named as proxies on the enclosed proxy.

Where and when is the Special Meeting?

The Special Meeting will be held on Friday, December 5, 2014, commencing at 10:00 a.m., local time, at the Company's executive offices located at 449 1200 Street, Humboldt, Kansas 66748.  You may obtain directions to the location of the Special Meeting by calling us at (620) 473-2222.  You do not have to attend the Special Meeting to be able to vote.

What am I being asked to vote on at the Special Meeting?

Our stockholders will consider and vote upon the proposals to amend our Articles of Incorporation to effect the Reverse/Forward Stock Split, including:

•	the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split; and

•	the proposed amendment to our Articles of Incorporation to effect the Forward Stock Split.

The proposed amendments to the Articles of Incorporation to accomplish the Reverse/Forward Stock Split are contained in the forms of the Certificates of Amendment attached to this proxy statement as Annex A-1 (for the Reverse Stock Split) and Annex A-2 (for the Forward Stock Split).

What is the Reverse/Forward Stock Split?

The Reverse/Forward Stock Split is comprised of a reverse stock split (which we refer to in this proxy statement as the "Reverse Stock Split") and a forward stock split (which we refer to in this proxy statement as the "Forward Stock Split"), with the Forward Stock Split following immediately after the Reverse Stock Split.  In the Reverse Stock Split, each 600 shares of our Capital Stock registered in the name of a stockholder immediately prior to the effective time of the Reverse Stock Split will be converted into one share of Capital Stock and each 600 shares of our Class B Capital Stock registered in the name of a stockholder immediately prior to the effective time of the Reverse Stock Split will be converted into one share of Class B Capital Stock.  In the Forward Stock Split, each one share of our Capital Stock (and including each fractional share of Capital Stock in excess of one share) outstanding after the consummation of the Reverse Stock Split will be converted into 600 shares of Capital Stock and each one share of our Class B Capital Stock (and including each fractional share of Class B Capital Stock in excess of one share) outstanding after the consummation of the Reverse Stock Split will be converted into 600 shares of Class B Capital Stock.

As a result of the Reverse/Forward Stock Split, registered stockholders holding fewer than 600 shares of either class of our Stock prior to the Reverse Stock Split will cease to own any shares of such class but will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.  Any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.  See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14 and "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22.

Will the vote on the Reverse Stock Split and the vote on the Forward Stock Split be separate?

Yes.  Although references to the Reverse/Forward Stock Split include both the Reverse Stock Split of the issued and outstanding shares of our Stock and the Forward Stock Split of the issued and outstanding shares of our Stock immediately following the Reverse Stock Split, each of these matters will be voted upon as separate proposals by stockholders at the Special Meeting.  While stockholders may cast their votes separately on each of the proposals, approval of the proposal for the Forward Stock Split will be conditioned upon approval of the proposal for the Reverse Stock Split.  Approval of the proposal to effect the Reverse Stock Split will not be conditioned on approval of the proposal to effect the Forward Stock Split.  See "Proposal No. 1" beginning on page 35 and Proposal No. 2" beginning on page 36.

How does the Board recommend that I vote on the proposals?

The Board unanimously recommends that you vote "FOR" each of the proposals to amend the Articles of Incorporation to effect the Reverse/Forward Stock Split.  That is, the Board recommends that you vote:

•	"FOR" the proposed amendment to the Articles of Incorporation to effect the Reverse Stock Split of each class of our Stock (see "Proposal No. 1" beginning on page 35); and

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"FOR" the proposed amendment to the Articles of Incorporation to effect the Forward Stock Split of each class of our Stock immediately following the Reverse Stock Split (see "Proposal No. 2" beginning on page 36).

What is the purpose of the Reverse/Forward Stock Split?

The Board of Directors has decided that the costs of being an SEC reporting company outweigh the benefits and, thus, it is no longer in the best interests of the Company or of our stockholders, including our unaffiliated stockholders, for us to remain an SEC reporting company.  The Board anticipates that the Reverse/Forward Stock Split will enable us to terminate the registration of our Stock under the Exchange Act if, after the Reverse Stock Split, there are fewer than 300 record holders of each class of our Stock and we make the necessary filings with the SEC.

Our reasons for proposing the Reverse/Forward Stock Split include:

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Annual cost savings we expect to realize as a result of the termination of the registration of our Stock under the Exchange Act, including ongoing expenses for compliance with the Sarbanes-Oxley Act, and other accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, which we estimate will be approximately $414,850 per year, which includes estimated executive and administrative time incurred in complying with public company requirements.

•	The ability of our management to focus on long-term growth without an undue emphasis on short-term financial results that is often expected of SEC reporting companies.

•	The limited public trading volume and liquidity of our Stock.

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The ability of our stockholders holding fewer than 600 shares of either class of our Stock to liquidate their shares of such class of Stock and receive a price for such shares that we believe is fair (for the reasons set forth below under "Special Factors – Fairness of the Reverse/Forward Stock Split – Substantive Fairness" beginning on page 18), without incurring brokerage commissions.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14 and "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22.

What does the deregistration of our Stock mean?

Following the Reverse/Forward Stock Split, we expect that we will have fewer than 300 stockholders of record of each class of our Stock, which will enable us to take action to terminate the registration of our Stock under the Exchange Act.  Effective on and following the termination of the registration of our Stock under the Exchange Act, we will no longer be required to file annual, quarterly and other reports with the SEC, and stockholders will cease to receive annual reports and proxy statements as required under the Exchange Act.  In addition, our officers and directors, and persons owning 10% or more of either class of our outstanding Stock, will no longer be required to file reports relating to their transactions in our Stock with the SEC, and persons acquiring more than 5% of either class of our Stock will no longer be required to report their beneficial ownership under the Exchange Act.  Neither class of our Stock will be eligible to be quoted in the OTCBB marketplace, although we anticipate that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.

How will the Reverse/Forward Stock Split affect the Company?

Although the Reverse/Forward Stock Split will have very little effect on the Company's business and operations, we expect that the Reverse/Forward Stock Split will enable us to terminate the registration of our Stock under the Exchange Act.  This would allow our management to reduce the time spent on compliance and disclosure matters attributable to our Exchange Act filings, and may therefore enable management to increase its focus on managing our business and growing stockholder value.  See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14 and "Special Factors – Fairness of the Reverse/Forward Stock Split" beginning on page 18.

Is there a condition to our effecting the Reverse/Forward Stock Split?

No.  However, even if the Reverse/Forward Stock Split is approved by stockholders at the Special Meeting, the Board of Directors may determine not to implement the Reverse/Forward Stock Split if it subsequently determines that the Reverse/Forward Stock Split is not in our best interests.  See "Special Factors – Termination of the Reverse/Forward Stock Split" beginning on page 32.

What potential conflicts of interest are posed by the Reverse/Forward Stock Split?

Our directors and executive officers may have interests in the Reverse/Forward Stock Split that are different from your interests as a stockholder, and may have relationships that may present conflicts of interest.  While our Board of Directors recommends a vote "FOR" the Reverse/Forward Stock Split, to the Company's knowledge, none of the Company's affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse/Forward Stock Split.  Our directors and executive officers have indicated that they intend to vote the shares of our Stock for which they have or share voting power and which are outstanding on the record date and eligible to vote at the Special Meeting (believed to be __________ shares or approximately _____% of our outstanding Stock eligible to vote at the Special Meeting and accounting for approximately _____% of the votes eligible to be cast at the Special Meeting) "FOR" each of the proposed amendments to our Articles of Incorporation to effect the Reverse/Forward Stock Split.

Upon the effectiveness of the Reverse/Forward Stock Split and as a result of the anticipated retirement of approximately 60,693 shares of our Capital Stock and approximately 39,167 shares of our Class B Capital Stock in connection with the Reverse/Forward Stock Split, we estimate that the percentage of the total outstanding shares of our Stock held by our current executive officers and directors will increase from approximately 25.39% to approximately 26.00% (based upon our share ownership information as of July 31, 2014).  With the possible exception of Michael R. Wachter, Steve W. Sloan and Kenneth G. Miller (each of whom, based upon our share ownership information as of July 31, 2014, owns shares of our Stock that would be cash out in the Reverse/Forward Stock Split), none of our directors and executive officers owns fewer than 600 shares of either class of our Stock and, therefore, the number of shares of our Stock that they own will not change as a result of the Reverse/Forward Stock Split.  Directors and executive officers, as well as any persons who own more than 10% or more of any class of our outstanding Stock, will experience certain advantages after the Reverse/Forward Stock Split in that they will be relieved of certain SEC reporting requirements and "short-swing profit" trading provisions under Section 16 of the Exchange Act with respect to our Stock.  Information regarding our officers' and directors' compensation and stock ownership will no longer be publicly available and persons acquiring more than 5% of any class of our Stock will no longer be required to report their beneficial ownership under the Exchange Act.  In addition, by deregistering our Stock under the Exchange Act subsequent to the consummation of the Reverse/Forward Stock Split, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers; although no such loans currently are contemplated.

See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22 and "Special Factors – Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons" beginning on page 30.

What will I receive in the Reverse/Forward Stock Split?

If you are the record holder of fewer than 600 shares of our Capital Stock or Class B Capital Stock immediately prior to the effective date of the Reverse Stock Split, you will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) for each pre-Reverse Stock Split share of such class of Stock that you own, without interest.

If you are the record holder of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split, you will not receive any cash payment with respect to such class of Stock in connection with the Reverse/Forward Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class that you hold will not change as a result of the Reverse/Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock that you hold will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.

See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Effective Date" beginning on page 32 and "Special Factors – Process for Payment for Fractional Shares" beginning on page 33.

What if I hold all of my shares in street name?

If you hold shares of our Stock in street name, you are not considered the stockholder of record with respect to those shares.  Stockholders who hold their shares in street name will be subject to the procedures of their nominee in respect of the Reverse/Forward Stock Split.  We intend that Stock held in street name will be treated in the same manner as Stock that is held of record.  However, we cannot assure that this will be the case.  If a nominee holds shares for stockholders that individually beneficially own less than 600 shares of either class of our Stock and such nominee collectively holds in excess of 600 shares of such class, it is possible that such shares may not be exchanged for cash in the Reverse/Forward Stock Split.  If you hold your shares of our Stock in street name, we encourage you to contact your broker, bank or other nominee to determine the procedures that will be applied to your shares in respect of the Reverse/Forward Stock Split.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Effective Date" beginning on page 32 and "Special Factors – Process for Payment for Fractional Shares" beginning on page 33.

What happens if I own a total of 600 or more shares of either class of Stock beneficially through multiple brokerage firms in street name, or through a combination of record ownership in my name and one or more brokerage firms in street name?

If you hold more than 600 shares of either class of our Stock immediately before the effective date of the Reverse Stock Split, you may nevertheless have your shares of such class cashed out if you hold them in a combination of record and street name or through accounts in several brokerage firms.  If you are in this situation and desire to remain a stockholder of the Company after the Reverse/Forward Stock Split, we recommend that you combine your holdings in one brokerage account or transfer any shares held through a brokerage firm into your record name prior to the effective date of the Reverse Stock Split.  You may be able to determine whether your shares of either class of our Stock will be cashed out by examining your brokerage account statements to see if you hold more than 600 shares of such class in any one account.  To determine the effect of the Reverse/Forward Stock Split on any shares you hold in street name (and possible payment of the cash consideration), you should contact your broker, bank or other nominee.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Effective Date" beginning on page 32 and "Special Factors – Process for Payment for Fractional Shares" beginning on page 33.

If I own fewer than 600 shares of either class of Stock, is there any way I can continue to be a stockholder of the Company with respect to such shares after the Reverse/Forward Stock Split?

If you own fewer than 600 shares of either class of our Stock before the Reverse Stock Split, the only way you can continue to be a stockholder of the Company with respect to such class after the Reverse Stock Split is to acquire, prior to its effective date, sufficient additional shares of such class to cause you to own at least 600 shares of such class on the effective date.  However, given the historically limited liquidity of each class of our Stock, we cannot assure you that any shares will be available for purchase and thus there can be no assurance that you will be able to acquire sufficient shares to enable you to own at least 600 shares of the applicable class of our Stock.  If you do not own at least 600 shares of the applicable class of our Stock immediately prior to the effective date of the Reverse Stock Split you would no longer remain a stockholder of the Company with respect to such class after the effective date.  If you own shares of both classes of our Stock and the combined total of those shares is at least 600, you could convert your shares of Class B Capital Stock into Capital Stock and combine them with your existing shares of Capital Stock so that you could become the record holder of at least 600 shares of Capital Stock and thereby avoid being cashed out in the Reverse Stock Split.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22.

Is there anything I can do if I own 600 or more shares of either class of Stock, but would like to take advantage of the opportunity to receive cash for my shares as a result of the Reverse/Forward Stock Split?

If you own 600 or more shares of either class of our Stock before the Reverse Stock Split, you can only receive cash for all of your shares of such class as a result of the Reverse/Forward Stock Split if, prior to the effective date for the Reverse Stock Split, you reduce your stock ownership to fewer than 600 shares by selling or otherwise transferring shares of such class.  However, there can be no assurance that any purchaser for your shares will be available.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22.

What will happen if the Reverse/Forward Stock Split is approved by our stockholders?

Assuming that we have fewer than 300 record holders of each class of our Stock after the Reverse Stock Split, subject to final action by our Board of Directors, we will file with the SEC to deregister each class of our Stock under the Exchange Act.  Effective upon such filing, our obligation to file reports with the SEC will be suspended, and 90 days thereafter the deregistration of our Stock will become effective and we will no longer be subject to the requirements of the Exchange Act.  We will also no longer be subject to the provisions of the Sarbanes-Oxley Act.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Conduct of Our Business after the Reverse/Forward Stock Split" beginning on page 26, "Special Factors – Effective Date" beginning on page 32 and "Special Factors – Termination of the Reverse/Forward Stock Split" beginning on page 32.

What will happen if the Reverse/Forward Stock Split is not approved?

If the Reverse/Forward Stock Split is not approved by our stockholders, we will continue to operate our business, and we will continue to incur the costs involved with being an SEC reporting company.  We also may decide to evaluate and explore available alternatives to enable us to have fewer than 300 record holders of each class of our Stock, although the Board of Directors has not yet made a determination that any of those alternatives are feasible or advisable.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22 and "Special Factors – Conduct of Our Business after the Reverse/Forward Stock Split" beginning on page 26.

If the Reverse/Forward Stock Split is approved by the stockholders, can the Board of Directors determine not to proceed with the Reverse/Forward Stock Split?

Yes.  The Board of Directors may determine not to proceed with the Reverse/Forward Stock Split if it believes that proceeding with the Reverse/Forward Stock Split is not in the best interests of the Company or of our stockholders, including all unaffiliated stockholders.  We do not believe this will be the case, however, and it is our current intention to proceed with the Reverse/Forward Stock Split if it is approved by stockholders.  See "Special Factors – Termination of the Reverse/Forward Stock Split" beginning on page 32.

What are the material U.S. federal income tax consequences of the Reverse/Forward Stock Split?

The receipt of cash in the Reverse/Forward Stock Split by a holder of less than 600 shares of either class of Stock generally will be taxable for U.S. federal income tax purposes.  In general, any continuing stockholder who does not receive cash in the Reverse/Forward Stock Split should not recognize any gain or loss with respect to the Reverse/Forward Stock Split for U.S. federal income tax purposes.  To review the material U.S. federal income tax consequences of the Reverse/Forward Stock Split in greater detail, see "Special Factors – Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split" beginning on page 27.  We urge you to consult with your personal tax advisor regarding the tax consequences to you of the Reverse/Forward Stock Split.

If I am the holder of record of 600 shares or more of either class of Stock, will I need to send in the stock certificates for my shares of that class?

No.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will continue to hold the same the number of shares of such class after the Reverse/Forward Stock Split.  Such stockholders will not need to exchange or return any existing stock certificates representing shares of such class of Stock, which certificates will continue to evidence ownership of the same number of shares of such class as set forth on the face of the certificates immediately prior to the Reverse/Forward Stock Split.  See "Special Factors – Process for Payment for Fractional Shares" beginning on page 33.

Should I send in my stock certificates now?

No.  Please do not turn in your stock certificates at this time.  After the Reverse/Forward Stock Split is completed, we will send instructions to the applicable stockholders as to the return of stock certificates and how to receive any cash payments to which such stockholders may be entitled.

Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will continue to hold the same the number of shares of such class after the Reverse/Forward Stock Split.  Such stockholders will not need to exchange or return any existing stock certificates representing shares of such class of Stock, which certificates will continue to evidence ownership of the same number of shares of such class as set forth on the face of the certificates immediately prior to the Reverse/Forward Stock Split.  Any stockholders owning fewer than 600 shares of either class of our Stock on the effective date of the Reverse Stock Split will be eligible to receive a cash payment for each pre-Reverse Stock Split share of such class of Stock.  We will send transmittal materials to those stockholders that will describe how to turn in their stock certificates and receive the cash payments.  In either case, please do not turn in your stock certificates at this time.

See "Special Factors – Process for Payment for Fractional Shares" beginning on page 33.

What is the total cost of the Reverse/Forward Stock Split to the Company?

Since we do not know how many record and beneficial holders of each class of our Stock will receive cash for their shares in the Reverse/Forward Stock Split, we do not know the exact cost of the Reverse/Forward Stock Split.  However, based upon our share ownership information as of July 31, 2014, as well as our estimates of expenses being incurred in connection with the Reverse/Forward Stock Split, we believe that the total cash requirement of the Reverse/Forward Stock Split to us will be approximately $3,131,300.  This amount includes approximately $2,995,800 needed to cash out fractional shares of any stockholder who is the holder of record of less than 600 shares of either class of our Stock immediately prior to the effective date of the Reverse Stock Split, approximately $130,000 of legal, accounting and financial advisory fees, and approximately $5,500 of other costs, including costs of printing and mailing, to effect the Reverse/Forward Stock Split.  This total amount could be larger or smaller depending on, among other things, the number of fractional shares that will be outstanding after the Reverse Stock Split as a result of purchases, sales and other transfers of our shares of Stock by our stockholders prior to the effective date of the Reverse Stock Split.  See "Special Factors – Sources of Funds and Expenses" beginning on page 31.

Am I entitled to appraisal rights in connection with the Reverse/Forward Stock Split?

No.  Under Kansas law, our Articles of Incorporation and our bylaws, no appraisal or dissenters' rights are available to our stockholders who dissent from the Reverse/Forward Stock Split.  See "Special Factors – No Appraisal or Dissenters' Rights" beginning on page 34.

Who is entitled to vote at the Special Meeting?

Only holders of record of our Capital Stock or Class B Capital Stock as of the close of business on October 20, 2014, are entitled to notice of, and to vote at, the Special Meeting.

How many shares were outstanding on the record date?

The only outstanding voting securities of the Company are the shares of our Capital Stock and Class B Capital Stock.  At the close of business on the record date, __________ shares of our Capital Stock and __________ shares of our Class B Capital Stock were issued and outstanding.  Each issued and outstanding share of our Capital Stock as of the close of business on the record date is entitled to one vote on each matter submitted to a vote at the Special Meeting, and each issued and outstanding share of our Class B Capital Stock as of the close of business on the record date is entitled to ten votes on each matter submitted to a vote at the Special Meeting.  All outstanding shares of our Capital Stock or Class B Capital Stock as of the close of business on the record date are entitled to vote as a single class on all proposals submitted to a vote at the Special Meeting.

How do I submit my vote?

You may vote your shares by completing, signing and returning the proxy provided to you, or by attending the Special Meeting and voting in person.  Specific voting instructions are found on the proxy provided to you.

Shares held by the stockholder of record.  If your shares are registered directly in your name in our stock transfer records, you are considered the stockholder of record, and these proxy materials were sent to you directly.  As the stockholder of record, you have the right to grant your proxy vote directly or to vote in person at the Special Meeting.  We have enclosed a proxy for you to use.

Shares held in street name.  If you hold shares in a brokerage account or through some other nominee, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your broker, trustee or other nominee.  As the beneficial owner, you have the right to direct your broker, trustee or nominee how to vote your shares by following the instructions they provide to you.  Although you may attend the Special Meeting, you may not vote these shares in person at the meeting unless you obtain a "legal proxy" from your broker, trustee or nominee.  We may require a recent brokerage statement or other proof of ownership for admission to the meeting.  You may vote your shares by following the instruction provided to you by your broker, trustee or other nominee.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts.  Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my proxy vote or revoke my proxy?

If you are a stockholder of record, you may change your vote or revoke your proxy any time before your vote is used at the Special Meeting by:

•	submitting a valid, later-dated proxy;

•	notifying our corporate secretary in writing that you have revoked your proxy; or

•	completing a written ballot at the Special Meeting.

Attendance at the Special Meeting will not in and of itself constitute a revocation of your proxy.

If you hold shares as the beneficial owner in street name, you may change your vote by timely submitting new voting instructions to your broker, trustee or other nominee or, if you have obtained a legal proxy from your broker, trustee or nominee, by voting in person at the Special Meeting.

What is a "quorum" for purposes of the Special Meeting?

A majority of votes represented by the holders of our Capital Stock or Class B Capital Stock entitled to vote at the Special Meeting, treated as a single class, must be present or represented by proxy in order to satisfy the quorum requirement for the transaction of business at the Special Meeting.  Both abstentions and broker non-votes (described below under "How are broker non-votes counted?") are counted as present and entitled to vote for purposes of determining a quorum.  If a quorum should not be present, the Special Meeting may be adjourned from time to time until a quorum is obtained.

How are votes counted?

If you are a stockholder of record and you give your proxy, the shares represented by the proxy will be voted in accordance with your instructions.  However, if you are a stockholder of record and you give your proxy without providing voting instructions on one or more proposals, your proxy will be voted for those unmarked proposals in accordance with the recommendation of our Board of Directors (which recommendation is identified above under "How does the Board recommend that I vote on the proposals?").

If your shares are held in street name through a broker or other nominee, they will be voted in accordance with the voting instructions that you provide.  If you do not provide voting instructions, your broker or other nominee is only permitted to vote your shares on proposals that are considered routine under applicable securities exchange rules.  It is anticipated that none of the proposals being presented at the Special Meeting would be considered to be routine.

What vote is required to approve the proposals?

Once a quorum has been established, approval of each of the proposals to amend our Articles of Incorporation to effect the Reverse/Forward Stock Split, including the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split and the proposed amendment to our Articles of Incorporation to effect the Forward Stock Split, and all other proposals that properly may come before the Special Meeting will require the affirmative vote of a majority of the votes cast, in person or by proxy, by stockholders entitled to vote at the Special Meeting on the particular proposal.  Stockholders may abstain from voting on any or all of these proposals.  If your shares are voted to "abstain" with respect to any of these proposals, this will have the same effect as a vote against the proposal.

How are broker non-votes counted?

A "broker non-vote" generally occurs when a broker or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to that proposal and has not received instructions from the beneficial owner.  If you hold shares in street name through a broker or other nominee and do not vote your shares or provide voting instructions, your broker or other nominee may vote for you on "routine" proposals but not on "non-routine" proposals.  It is anticipated that none of the proposals being presented at this Special Meeting would be considered to be routine.  Therefore, if you hold shares in street name and do not provide voting instructions on any proposal, your shares will not be voted on any proposal at the Special Meeting.

Broker non-votes are counted as present or represented for purposes of determining the presence or absence of a quorum for the Special Meeting, if the shares are otherwise properly represented at the meeting.  Broker non-votes are not counted for purposes of determining the number of votes eligible to be cast on any proposal for which the broker or other nominee lacks discretionary authority, and therefore would reduce the number of affirmative votes that are necessary to approve that proposal.

Are there any other matters that will be considered at the Special Meeting?

We are not aware of any business to be acted upon at the Special Meeting other than the items described in this proxy statement.  Your signed proxy, however, will entitle the persons named as proxy holders to vote in their discretion for any other matter that is properly presented at the Special Meeting and is not known to the Company a reasonable time before the solicitation relating to the meeting.

Who pays the cost of soliciting votes at the Special Meeting?

This proxy solicitation is being made by our Board of Directors.  All costs of this solicitation will be borne by our Company.  In addition to the use of the mails, proxies may be solicited personally or by telephone by some of the regular employees of our Company, at no additional compensation.  The Company does not anticipate utilizing the services of any outside firm for the solicitation of proxies for the Special Meeting.  Our Company may reimburse brokers, banks and other persons holding stock in their names, or in the names of nominees, for their expenses incurred in sending proxy materials to their principals and obtaining their proxies.  If you choose to access proxy materials by internet, you are responsible for any internet access charges you may incur.

SPECIAL FACTORS

Purposes of and Reasons for the Reverse/Forward Stock Split

Our Board of Directors has decided that the costs of being an SEC reporting company outweigh the benefits and, thus, it is no longer in the best interests of the Company or of our stockholders, including our unaffiliated stockholders, for us to remain an SEC reporting company.  Therefore, our Board of Directors has unanimously authorized, subject to stockholder approval, amendments to the Company's Articles of Incorporation that would effect the Reverse/Forward Stock Split, consisting of a 1-for-600 Reverse Stock Split of our Capital Stock and Class B Capital Stock followed immediately by a 600-for-1 Forward Stock Split of each one share of our Capital Stock and Class B Capital Stock (and including each fractional share of such class of Stock in excess of one share).  At the Special Meeting, stockholders are being asked to consider and vote upon two proposals to amend our Articles of Incorporation to effect the Reverse/Forward Stock Split.  The proposed amendments to our Articles of Incorporation to accomplish the Reverse/Forward Stock Split are contained in the forms of the Certificates of Amendment attached to this proxy statement as Annex A-1 (for the Reverse Stock Split) and Annex A-2 (for the Forward Stock Split).

The Reverse/Forward Stock Split will enable us to terminate the registration of our Stock under the Exchange Act if, after the Reverse Stock Split, there are fewer than 300 record holders of each class of our Stock and we make the necessary filings with the SEC.  Management believes that we will be able to realize significant cost savings by the elimination of most of the expenses related to the disclosure, reporting and compliance requirements of the Exchange Act, the Sarbanes-Oxley Act, and related federal securities laws and regulations.  The costs associated with these obligations constitute a significant overhead expense.  These costs include professional fees for our auditors and corporate counsel, costs related to our Director and Officer insurance policy, printing and mailing costs, and internal compliance costs.  These SEC compliance-related costs have been increasing over the years, and we believe that they may continue to increase, particularly as a result of the additional procedural, reporting, auditing and disclosure obligations imposed on public companies by the Sarbanes-Oxley Act in general and Section 404 of the Sarbanes-Oxley Act in particular.

As a result of the Reverse/Forward Stock Split, registered stockholders holding fewer than 600 shares of either class of our Stock prior to the Reverse Stock Split will cease to own any shares of such class but will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.  The cash payment will remain at $30.00 even if our Stock changes in value prior to the effectiveness of the Reverse Stock Split.  Although our Class B Capital Stock provides for voting rights that are ten times the voting rights of our Capital Stock, the cash payment to stockholders holding fewer than 600 shares of either class of our Stock as a result of the Reverse Stock Split would be at the same rate of $30.00 per pre-Reverse Stock Split share – regardless of whether the shares are Capital Stock or Class B Capital Stock.  Any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split because their fractional shares of such class resulting from the Reverse Stock Split will not be cashed out but instead will be included as a part of the conversion in the Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.

In determining whether the number of our stockholders of record of either class of our Stock falls below 300 as a result of the Reverse/Forward Stock Split, we must count the stockholders of record of such class in accordance with Rule 12g5-1 under the Exchange Act.  Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be "held of record" by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions.  Rather, each direct participant in the depository holding shares of the Company's Capital Stock or Class B Capital Stock is considered a record holder of such shares.

Based on stockholder information available to us as of July 31, 2014, we estimate that as a result of the Reverse/Forward Stock Split and the repurchase of shares from holders of less than 600 shares of either class of our Stock, we will have approximately 267 record holders of our shares of Capital Stock and approximately 170 record holders of our shares of Class B Capital Stock.  This would enable us to terminate the registration of our Stock under the Exchange Act and, in that event, we intend to file with the SEC a Form 15 to deregister our shares of each class.  Upon the filing of the Form 15, our obligation to file periodic and current reports under the Exchange Act will be immediately suspended.  Deregistration of our shares will be effective 90 days after filing of the Form 15.  Upon deregistration of our Stock, our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act also will be terminated.  After deregistering our shares, we will not be required to file periodic and current reports with the SEC unless we subsequently file a registration statement under the Securities Act of 1933, as amended, or again have more than 500 stockholders of record of either class of our Stock.

Following the Reverse/Forward Stock Split, neither class of our Stock will be eligible to be quoted in the OTCBB marketplace.  The Board of Directors anticipates that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.  We cannot guarantee that quotations for our Stock will be regularly available.

Our reasons for proposing the reverse stock split include the following:

Significant Cost Savings.  We expect to realize annual cost savings as a result of the termination of the registration of our Stock under the Exchange Act, including accounting, legal, printing and other miscellaneous costs associated with being a publicly traded company, of approximately $414,850 per year, as illustrated in the following table.

	Year Ended December 31,
	2013	2012	2011	Estimated Annual Savings
Audit and Audit Related Fees	$293,900	$297,900	$297,900	$150,000
Legal	$9,666	$11,601	$9,698	$9,000
D&O Insurance	$49,250	$34,650	$31,500	$15,000
Webfilings (html and xbrl)	$36,100	$29,650	$29,650	$36,100
Printing	$5,500	$5,000	$5,000	$3,000
Mailing	$6,800	$6,500	$6,400	$1,750
Management and employee time	$275,000	$275,000	$275,000	$200,000
Totals	$676,216	$660,301	$655,148	$414,850

Our external costs associated with our public reports and other filing obligations, as well as other external costs relating to public company status, comprise a significant operating expense.  As a non-SEC reporting company, our management and employees will no longer be required to spend time preparing the periodic and other reports required of SEC reporting companies under the Exchange Act and complying with the Sarbanes-Oxley Act, although the Company will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.  We believe that this time could more effectively be devoted to other purposes, such as operating our business and undertaking new initiatives that may result in greater long-term growth.

Absence of Benefit to the Company and Its Stockholders of Public Reporting.  We enjoy little benefit from being a public reporting company.  The benefits of public reporting, and the reasons we believe they are currently not significant to our Company and stockholders, include:

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Liquidity.  Neither class of our Stock is, or has ever been, listed on a national securities exchange, although our Capital Stock is quoted in the OTCBB marketplace.  There is not significant trading volume for our Stock.  Based on information reported by Yahoo! at http://finance.yahoo.com on August 7, 2014 (the day before the Board's approval of the Reverse/Forward Stock Split), the average daily trading volume (three month period) of our Capital Stock was less than 450 shares while there were no reported trades of our Class B Capital Stock from which an average daily trading volume could be determined.  Following the Reverse/Forward Stock Split, we anticipate that trading in our Stock may be reported through Other-OTC.  Because our Stock is currently thinly traded, a situation which we expect will continue following the Reverse/Forward Stock Split, we do not anticipate that our ceasing to be a public reporting company, or the ineligibility of our Stock to be quoted in the OTCBB marketplace, will have a significant effect on the liquidity of shares of either class of our Stock, although such liquidity may be further reduced.

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Publicly Available Information.  We currently are required to file annual, quarterly and other reports with the SEC, and our stockholders receive annual reports and proxy statements as required under the Exchange Act.  If we cease to be a public reporting company we expect to continue to make available to our stockholders some quarterly and annual financial information concerning our business and operations, however this will not include all the information that is required to be included in filings with the SEC.

Longer Term Focus.  SEC reporting issuers tend to be under pressure to focus on short-term results, although our Board of Directors has not perceived this to have been a significant issue in the case of the Company.  It is important that our management focus on long term growth and development of our business.

Liquidity for Small Stockholdings.  The Reverse/Forward Stock Split will permit our stockholders holding fewer than 600 shares of either class of our Stock to liquidate their shares of such class and receive a price for such shares that we believe is fair (for the reasons set forth below under "Special Factors – Fairness of the Reverse/Forward Stock Split – Substantive Fairness" beginning on page 18), without incurring brokerage commissions.  Given the current lack of significant market activity in each class of our Stock, which we expect will continue and perhaps worsen following the Reverse/Forward Stock Split, this is an opportunity that might not otherwise be available to our stockholders.

Background of the Reverse/Forward Stock Split

In 1967 the Company became a public reporting company registered under the Exchange Act as a result of having more than 500 stockholders of record of our capital stock on December 31, 1966.  The Company has never filed a registration statement under the Securities Act of 1933, as amended, and therefore has not reported under Section 15(d) of the Exchange Act.

Chronology of Board Deliberations

In the ordinary course, management of the Company has from time to time reviewed the current and anticipated costs relating to SEC reporting and Sarbanes-Oxley Act compliance and discussed the relative costs and benefits of continuing our status as a public reporting company and the possibility of conducting a transaction that would result in the termination of our status as a public reporting company.  Informal discussions regarding deregistration of our Stock under the Exchange Act have taken place between individual directors and officers since as early as December 2013.

In December 2013, management of the Company engaged Kennedy and Coe, LLC to assist the Company in evaluating the advantages, disadvantages and costs of being a public reporting company.  Although no material relationship previously had existed between the Company and Kennedy and Coe, management became familiar with Kennedy and Coe in the context of a "going private" transaction involving a company in which the Company had invested and for which Kennedy and Coe provided advisory services.  Based on this connection management determined that Kennedy and Coe would be qualified to assist the Company.  The Board of Directors was informed of this engagement.

At a meeting of the members of the executive committee of our Board of Directors held on April 2, 2014, one of the matters discussed was the costs of remaining as a public company.  Management advised that Kennedy and Coe, LLC was preparing some materials to facilitate the Board's continuation of those discussions and that representatives of Kennedy and Coe would be invited to attend the April 9, 2014 meeting of the full Board.

On April 8, 2014, Kennedy and Coe, LLC provided to management a "Staying Public or Going Private" discussion paper to provide a high level analysis of the advantages and disadvantages of being a public company as well as considerations related to becoming a private company.  In the discussion paper, Kennedy and Coe first encouraged the Company to evaluate the advantages and disadvantages of remaining as a public company in the context of shareholder and corporate objectives.  As an illustration of this point, the discussion paper suggested that if the Company were in rapid growth mode for which there is a substantial need for additional capital, the Company's ability to access such additional capital may be enhanced if it were to remain a public company.  Kennedy and Coe identified some typical advantages and disadvantages of being a public reporting company, including many of those considered by the Board of Directors and identified under "Special Factors – Fairness of the Reverse/Forward Stock Split – Substantive Fairness" beginning on page 18.  Among the disadvantages identified, the cost of being a public reporting company was highlighted.  Management provided the discussion paper to the members of the Board of Directors.

The Board of Directors met on April 9, 2014 and, in addition to its regular business, received a presentation from Kennedy and Coe, LLC concerning the advantages, disadvantages and costs of being a public reporting company as well as the requirements of the new COSO internal control framework that is expected to add to the cost of complying with Section 404 of the Sarbanes-Oxley Act.  Kennedy and Coe, LLC also provided the Board with a general overview of requirements under the securities laws for effecting a transaction that would result in the Company ceasing to be publicly reporting.  The consensus of the members of the Board present was that the overhead burden of being a public reporting company may not be justified, given the small size of the business and need to focus management's efforts and financial resources on the business.  The Board directed management to further explore the alternatives by which the Company would cease being a public reporting company.

At a meeting of the Board of Directors on August 8, 2014, Kennedy and Coe, LLC discussed the advantages, disadvantages and costs of being a public reporting company as well as various alternative transaction structures for a "going private" transaction.  The cost savings anticipated to be achieved through deregistration and no longer having to publicly report are as set forth in the table under the section titled "Significant Cost Savings" in "Special Factors - Purposes of and Reasons for the Reverse/Forward Stock Split" on page 14.  The Company's outside legal counsel, Stinson Leonard Street LLP, reviewed with the Board the necessary procedures under the federal securities laws and Kansas corporate law for effecting a "going private" transaction as well as the timing that might reasonably be expected for consummating such a transaction.

Following discussion, the Board endorsed a reverse split of each class of Stock followed immediately by a forward stock split of each one share of such class of Stock (and including each fractional share of such class in excess of one share) that would reduce the number of stockholders of record of each class of Stock to less than 300 and allow the Company to deregister its Stock.  In determining to proceed with a program of deregistration, the Board took into account the costs of remaining a public reporting company and the absence of a perceived material benefit to the Company and its stockholders of remaining a publicly reporting company, in light of the limited trading volume and liquidity of its shares.  The Board's endorsement of a reverse stock split was premised on the cash payable to stockholders whose fractional shares would be cashed out as a result of the reverse stock split being an amount that is fair to all stockholders.  A forward stock split of each one share of such class of Stock (and including each fractional share of such class in excess of one share) would not be required for the Company to cease being a public reporting company, however the Board approved it as a part of the transaction to avoid the need to cash out fractional shares of either class held by any stockholder whose shares of our Stock are not cashed out in the reverse stock split and to avoid the necessity for such stockholders to exchange their stock certificates for new certificates representing their post-reverse stock split shares.

The Board then discussed numerous reverse stock split ratios and the amount to be paid to stockholders whose fractional shares would be cashed out as a result of the reverse stock split.  Based on stockholder information available to the Company as of July 31, 2014, Kennedy and Coe, LLC applied reverse stock split ratios ranging from 1-for-425 through 1-for-1,000 to the stockholder of record information.  The reverse split ratios of 1-for-450 through 1-for-1,000 each would reduce the number of record holders of both classes of Stock to below 300 and would provide a correspondingly higher "cushion" to help ensure that the number of record holders of each class of Stock would be below that level at the effective time of the reverse stock split (with the ratio of 1-for-450 providing the smallest cushion and the ratio of 1-for-1,000 providing the largest cushion).  As the "cushion" increases, so too would the number of stockholders being cashed out in the reverse stock split.  For example, a 1-for-450 reverse stock split ratio would result in fewer stockholders being cashed out in the reverse stock split than would be the case if a 1-for-1,000 reverse stock split ratio were to be applied.  The Board determined that it would be appropriate to provide for some "cushion" in light of the number of record holders as of the effective time of the reverse stock split not being presently determinable, but the Board also did not want to cause more stockholders to be cashed out in the reverse stock split than is reasonably necessary to achieve the "going private" objective.  The Board ultimately concluded that the 1-for-600 reverse stock split ratio would be consistent with the objective of reducing the number of stockholders of record to allow the Company to discontinue reporting under the federal securities laws while recognizing that the number of record holders as of the effective time of the reverse stock split is not presently determinable.  Accordingly, the Board did not purport to determine the Reverse Stock Split ratio with mathematical precision to provide for the minimal number of record holders being cash out.

The Board then considered the amount of the payment to stockholders whose shares would be cashed out as a result of the reverse stock split.  While the Board discussed and debated these matters as described in this paragraph, there were no other discussions and debates, particularly from outside sources that the Board considered in making these decisions.  Although there is limited public trading in our Stock, the Board viewed historical trades of our Stock as providing a good starting point indicator of the fair value of our Stock.  The Board regarded historical prices for our Stock as a meaningful factor that reflects what a willing buyer would pay to a willing seller, neither one of whom is under any compulsion to buy or sell, after considering such factors as their respective estimates of the Company's value as a whole, its earnings and performance history, its prospects, the prospects of the industry as a whole, an assessment of the control parties and management of the Company, and other factors that typically bear on a purchase or sale decision.  The closing price of our Stock nearest preceding the August 8, 2014 Board meeting was $26.41 per share, but the Company's market price continually fluctuates and a one day closing price was not viewed as providing an accurate reflection of the fair value of our Stock.  If the cash-out price were to be determined based on historical trades in our Stock, an average closing price of our Stock over a period of time, rather than the closing price as of a specified date, was considered as providing a more accurate reflection of the value of our Stock.  The Board considered the average closing prices of our Stock for periods ranging from 5 days to 2 years nearest preceding the August 8, 2014 Board meeting, which reflected average closing prices of our Stock ranging from a low of $23.15 for the 2 years nearest preceding the August 8, 2014 Board meeting to a high of $26.51 for the 30 days nearest preceding the August 8, 2014 Board meeting.  In each case the average closing prices considered by the Board were below the $29.90 and $28.85 book values per share of our Stock as of June 30, 2014 and December 31, 2013, respectively.  Although historical trades of our Stock suggested to the Board that a price of less than $27.00 per share may be fair, the Board determined, following a discussion of what they, in their respective business judgments, thought was fair to unaffiliated stockholders, both those who remained stockholders following the reverse stock split and stockholders whose shares would be cashed out as a result of the reverse stock split, that the $29.90 book value per share of Stock as of June 30, 2014 better reflected a fair price for our Stock.  Based solely on their experience and not on any third party materials, the Board determined it was appropriate to add a $0.10 premium to the $29.90 price so as to round up to the nearest whole dollar, resulting in a price of $30.00 per share to be paid to stockholders whose shares would be cashed out as a result of the reverse stock split.  The $30.00 price represents a 13% premium over the average closing prices of our Stock for the 30 days nearest preceding the August 8, 2014 Board meeting.  The Board concluded that a $30.00 cash-out price, was fair to the unaffiliated stockholders being cashed out in the reverse stock split in light of the factors considered by the Board as described above.

After concluding the above discussions, the Board determined to proceed with a Reverse/Forward Stock Split, in which the Company would effect a 1-for-600 Reverse Stock Split of each class of the Company's Stock, with a payment of $30.00 per share to stockholders whose fractional shares would be cashed out as a result of the Reverse Stock Split, and then immediately followed by a 600-for-1 Forward Stock Split of each one share of each class of the Company's Stock (and including each fractional share of such class in excess of one share).  The 1-for-600 Reverse Stock Split was calculated so as to assure that following the Reverse/Forward Stock Split the number of holders of record of each class of the Company's Stock would be less than 300, which would permit the Company to deregister its Stock under the Exchange Act.  The 600-for-1 Forward Stock Split of each one share of each class of the Company's Stock (and including each fractional share of such class in excess of one share) was approved as a part of the transaction to avoid the need to cash out fractional shares of either class held by any stockholder who is the holder of record of 600 shares or more of such class of our Stock immediately prior to the Reverse Stock Split and to avoid the necessity for such stockholders to exchange their stock certificates for new certificates representing their post-Reverse Stock Split shares.  The Board authorized the Company to proceed with the filing of a preliminary proxy statement and the Schedule 13E-3 of which this proxy statement forms a part.

Fairness of the Reverse/Forward Stock Split

The Board of Directors believes that the Reverse/Forward Stock Split is fair to the unaffiliated stockholders of the Company, including both unaffiliated stockholders who will be cashed out after the Reverse/Forward Stock Split and those who continue to be stockholders of the Company after the Reverse/Forward Stock Split.  After consideration of all aspects of the Reverse/Forward Stock Split, as described below, all eleven members of the Board of Directors, including the six independent members of the Board of Directors, unanimously approved the Reverse/Forward Stock Split.  Except for such approval, we are not aware that any of our affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse/Forward Stock Split.

Substantive Fairness

The Board of Directors considered, among other things, the factors listed below, as well as the alternatives to the Reverse/Forward Stock Split as noted below in "Special Factors – Alternatives Considered" in reaching its conclusion as to the substantive fairness of the Reverse/Forward Stock Split to our unaffiliated stockholders, including both unaffiliated holders who are cashed-out after the Reverse Stock Split and those who continue as stockholders after the Reverse Stock Split.  The Board of Directors did not assign specific weight to any factors it considered, nor did it apply them in a formulaic fashion, although the Board of Directors particularly noted the opportunity in the Reverse/Forward Stock Split for stockholders holding fewer than 600 shares of either class of our Stock to sell their holdings at a fair price, as well as the significant cost and time savings for us resulting from the Reverse/Forward Stock Split which will benefit our continuing stockholders.  The discussion below is not meant to be exhaustive, but we believe includes all material factors considered by the Board of Directors in reaching its determinations.

•	Future Cost and Time Savings. The Board of Directors noted that, as a public company, we are required to prepare and file with the SEC, among other items, the following:

o	Quarterly Reports on Form 10-Q;

o	Annual Reports on Form 10-K;

o	Proxy statements and annual stockholder reports as required by Regulation 14A under the Exchange Act; and

o	Current Reports on Form 8-K.

The Board of Directors noted that the external costs associated with our public reports and other filing obligations, as well as other internal costs relating to our status as a public reporting company, comprise a significant overhead expense, as described above.

The Board of Directors noted management's belief that the anticipated cost savings from deregistration will offset the cost of the Reverse/Forward Stock Split within five to seven years based upon the estimated transaction cost.  The Board of Directors noted, based on current statutory and regulatory trends, there may be an increase in the level of governmental and market regulation of public companies in the future and the cost of compliance with such regulation may increase further.

Our Board of Directors attached considerable weight to this future cost and time savings factor in determining whether to proceed with the Reverse/Forward Stock Split.

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Opportunity to Liquidate Shares of Stock.  The Board of Directors considered the opportunity the Reverse/Forward Stock Split presents for stockholders owning fewer than 600 shares of either class of Stock to liquidate their holdings of such class at a price that we believe is fair, without incurring brokerage costs.  The Board recognized the fact that there has been, and the likelihood that for the foreseeable future there would continue to be, a very limited market for the Company's shares, as discussed in this proxy statement.

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Equal Treatment of Affiliated and Unaffiliated Holders of Our Shares.  The Reverse/Forward Stock Split will not affect holders of our shares differently on the basis of affiliate status.  The sole determining factor in whether a stockholder will be a cashed-out holder or a continuing holder of our Stock as a result of the Reverse Stock Split is the number of shares of the applicable class of our Stock held by the stockholder immediately prior to the Reverse Stock Split.  The Board appreciated, however, that, with few exceptions, our directors and executive officers own sufficient shares to avoid being cashed out as a result of the Reverse/Forward Stock Split.

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Potential Ability to Remain a Holder of or Liquidate Our Shares.  Current stockholders of fewer than 600 shares of either class of our Stock can remain holders of such class by acquiring additional shares so that they own at least 600 shares of such class immediately before the Reverse Stock Split.  Conversely, stockholders that own 600 or more shares of either class of our Stock and desire to liquidate their shares of such class in connection with the Reverse Stock Split (at the price offered by us) can reduce their holdings to less than 600 shares by selling shares of such class prior to the Reverse Stock Split.  Assuming that the proposals to effect the Reverse/Forward Stock Split are approved at the Special Meeting, there will be a period of approximately six weeks between the date of this proxy statement and the anticipated effective date of the Reverse Stock Split, during which stockholders may decide to acquire additional shares, or to dispose of their shares.  It should be noted that as there is limited trading in each class of our Stock, a stockholder seeking to either increase or decrease holdings prior to the effective date of the Reverse Stock Split may not be able to do so.  As a result, there can be no assurance that a stockholder will be able to acquire or sell sufficient shares to control whether such stockholder remains a holder of shares in either class following the effective date of the Reverse Stock Split.  Due to these concerns, the Board of Directors did not assign significant weight to this factor.

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Limited Liquidity for the Company's Stock.  The Board of Directors noted that the trading volume in our Stock has been, and continues to be, relatively limited.  Based on information reported by Yahoo! at http://finance.yahoo.com on August 7, 2014 (the day before the Board's approval of the Reverse/Forward Stock Split), the average daily trading volume (three month period) of our Capital Stock was less than 450 shares while there were no reported trades of our Class B Capital Stock from which an average daily trading volume could be determined.

In its determination of substantive fairness, the Board of Directors also considered the disadvantages of the Reverse/Forward Stock Split, including that:

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No Participation in Future Growth by Cashed-out Stockholders.  As a result of the Reverse/Forward Stock Split, holders of less than 600 shares of either class of our Stock immediately prior to the effective time of the Reverse Stock Split will no longer have any ownership interest in us through such class and will no longer participate in our future earnings and growth through such class.

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Reduction in Information about the Company.  After completion of the Reverse/Forward Stock Split, we will cease to file annual, quarterly, current, and other reports and documents with the SEC.  We will not be providing periodic reports in the format currently required of us under the provisions of the Exchange Act and, as a result, continuing stockholders will have access to less information about us and our business, operations, and financial performance.

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Limited Liquidity.  After the Reverse/Forward Stock Split, neither class of our Stock will be eligible to be quoted in the OTCBB marketplace.  It is anticipated that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.  We cannot guarantee that quotations for our Stock will be reported through Other-OTC.  In addition, because of the potential deterioration in the liquidity of our Stock, the suspension of our obligation to publicly disclose financial and other information following the Reverse/Forward Stock Split, and the deregistration of our Stock under the Exchange Act, continuing stockholders may potentially experience a significant decrease in the value of their shares of our Stock.

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Limited Oversight.  After completion of the Reverse/Forward Stock Split, we will no longer be subject to the provisions of the Sarbanes-Oxley Act and certain of the liability provisions of the Exchange Act.

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Reporting Obligations of Certain Insiders.  Our executive officers and directors, as well as persons owning 10% or more of any class of our outstanding Stock, will no longer be required to file reports relating to their transactions in our Stock with the SEC and will no longer be subject to the short-swing profits provisions of the Exchange Act.  In addition, persons acquiring more than 5% of any class of our Stock will no longer be required to report their beneficial ownership under the Exchange Act.

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Increased Borrowings and Reduced Cash on Hand.  We estimate that the cost of payment to stockholders of record owning fewer than 600 shares of either class of our Stock, professional fees and other expenses of the Reverse/Forward Stock Split will total approximately $3,131,300.  As a result of the Reverse/Forward Stock Split, the costs incurred in the Reverse/Forward Stock Split will be paid from cash on hand and borrowings under the revolving loan under our existing credit agreement.  Accordingly, the remaining availability of our revolving loan and the amount of our cash on hand each will be reduced.

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No Appraisal Rights.  Under Kansas law, our Articles of Incorporation and our bylaws, no appraisal or dissenters' rights are available to our stockholders who dissent from the Reverse/Forward Stock Split.

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Less Attractive Acquisition Currency.  Stock that is registered with the SEC is generally a more attractive acquisition currency than unregistered stock, since the acquirer of the publicly traded security has constant access to important information about the publicly traded company.  Our Board of Directors recognized that this may not be a significant disadvantage, however, because (i) the relative illiquidity of our Stock makes our Stock less attractive for investors than most publicly traded securities with significant trading volume, and (ii) we have utilized our Stock as currency in only one acquisition.

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Reduced Equity Capital Raising Opportunities.  One of the primary reasons many companies "go public" is to be able to more easily and efficiently access the public capital markets to raise cash.  Similar opportunities are generally less available (without significant expense) to companies that do not have a class of securities registered with the SEC.  Following the Reverse/Forward Stock Split, since we will no longer be registered with the SEC, it will likely be more costly and time consuming for us to raise equity capital from public or private sources.  Our Board of Directors has concluded that this may not be of great significance to us since this is not expected to be a course of action that we would expect to pursue for the foreseeable future.

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Reduced Management Incentive.  The lack of liquidity provided by a ready market of our Stock may result in fewer opportunities to utilize equity-based incentive compensation tools to recruit and retain executive talent.  Stock options and other equity-based incentives are typically less attractive if they cannot be turned into cash quickly and easily once earned.  Our Board of Directors believes that this is unlikely to have any significant adverse impact on us since stock options and other equity-based incentives have not been a part of our executives' compensation packages in the past and our Stock is only thinly traded irrespective of the Reverse/Forward Stock Split.

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Loss of Prestige.  SEC reporting companies are often viewed by stockholders, employees, investors, customers, vendors and others as more established, reliable and prestigious than privately held companies.  In addition, SEC reporting companies are often followed by analysts who publish reports on their operations and prospects.  Companies that lose status as an SEC reporting company may risk losing prestige in the eyes of the public, the investment community and key constituencies.  However, our Board of Directors did not attach significant weight to this factor because we currently enjoy very little research analyst coverage or similar media attention.

Our Board of Directors believes that the benefits of the Reverse/Forward Stock Split to the Company outweigh the disadvantages.

Procedural Fairness

We did not retain an unaffiliated representative, such as counsel or an appraisal service, to act solely on behalf of our unaffiliated stockholders for the purpose of negotiating the terms of the Reverse/Forward Stock Split or preparing a report covering the fairness of the Reverse/Forward Stock Split.  The Board of Directors did not form a special committee to approve the Reverse/Forward Stock Split.  We also did not grant unaffiliated stockholders access to our corporate files.  Our Board of Directors did not believe that these protections were necessary because the Board of Directors is comprised of eleven directors, of whom a majority are independent of management and qualify as independent as the term is defined in Rule 5605(a)(2) of the Nasdaq listing standards.  Also, the interests of unaffiliated stockholders in the context of the Reverse/Forward Stock Split depend on whether they hold 600 shares or more of either class of our Stock or fewer than 600 shares of either class of our Stock, although the Board appreciated that, with few exceptions, our directors and executive officers own sufficient shares to avoid being cashed out as a result of the Reverse/Forward Stock Split.

The Board of Directors recognized that this proxy statement, along with our other filings with the SEC, provide a great deal of information for unaffiliated stockholders to make an informed decision as to the Reverse/Forward Stock Split.  The Board of Directors therefore made no special provision for the review of our files by our unaffiliated stockholders, although subject to certain conditions, Kansas law provides stockholders with the right to review our books and records.

The Board of Directors determined not to condition the approval of the Reverse/Forward Stock Split on approval by a majority of unaffiliated stockholders.  The Board of Directors noted that affiliated and unaffiliated stockholders will be treated equally in the Reverse/Forward Stock Split.  If separate approval of unaffiliated stockholders were required, our affiliated stockholders would receive lesser voting rights than unaffiliated stockholders solely on the basis of their affiliate status even though they will receive no additional benefits or different treatment in the Reverse/Forward Stock Split.  With the possible exception of Michael R. Wachter, Steve W. Sloan and Kenneth G. Miller (each of whom, based upon our share ownership information as of July 31, 2014, owns shares of our Stock that would be cash out in the Reverse/Forward Stock Split), our directors and executive officers own sufficient shares to avoid being cashed out as a result of the Reverse/Forward Stock Split.  There are numerous non-affiliates who similarly own in excess of 600 shares of either class of Stock and will not be cashed out.  Furthermore, a vote of the majority of unaffiliated stockholders is not required under Kansas law.  Finally, stockholders potentially can increase, divide, or otherwise adjust their existing holdings at any time prior to the effective date of the Reverse Stock Split, so as to retain some or all of their shares of our Stock, or to receive cash for some or all of their shares, as they see fit.

Recommendation of the Board of Directors

At meetings held on April 9, 2014 and August 8, 2014, our Board of Directors considered the advantages and disadvantages of the Reverse/Forward Stock Split.  At the meeting of August 8, 2014, the Board of Directors unanimously determined that the Reverse/Forward Stock Split is procedurally and substantively fair to and in the best interests of the Company and its unaffiliated stockholders, and unanimously approved the Reverse/Forward Stock Split and recommended that our stockholders vote:

•	"FOR" the proposed amendment to the Articles of Incorporation to effect the Reverse Stock Split of each class of our Stock (see "Proposal No. 1" beginning on page 35); and

•
"FOR" the proposed amendment to the Articles of Incorporation to effect the Forward Stock Split of each class of our Stock immediately following the Reverse Stock Split (see "Proposal No. 2" beginning on page 36).

Alternatives Considered

Our Board of Directors considered other methods of effecting a transaction to deregister our Stock, but ultimately rejected each of these alternatives and determined that the Reverse/Forward Stock Split was preferable to the other alternatives.  When considering the various alternatives to the Reverse/Forward Stock Split, the primary focus was the level of assurance that the selected alternative would result in us having fewer than 300 record owners of each class of our Stock, thus allowing us to achieve our objective of terminating registration of our Stock under the Exchange Act, the time frame within which such alternative could reasonably be expected to be achieved, again relative to the other alternatives under consideration, as well as the potential costs of the alternative transactions.

•
Purchase of Shares on the Open Market.  We have the ability to make periodic repurchases of our Stock in the open market, as we have done from time to time in the past.  However, this alternative would take an extended amount of time to complete, and, as it would be voluntary, there would be no assurance of acquiring sufficient shares to reduce the number of record holders of each class of our Stock to fewer than 300.  The cost of such a method would also be undeterminable.  Also, because many registered stockholders who own small numbers of shares do not hold their shares in brokerage accounts, open market purchase efforts are ineffective in reaching such stockholders.

•
Issuer Tender Offer.  Under this alternative, we would offer to purchase a set number of shares of our Stock according to a specific timetable and, in the case of an odd lot tender offer, only from stockholders owning a specified number (or fewer) shares of either class of our Stock.  Because the tender of shares would be at the option of the stockholder, there could be no assurance that enough stockholders would participate so as to reduce the number of record holders of each class of our Stock to fewer than 300.  In addition, because of the requirement in an issuer tender offer to treat tendering stockholders ratably, shares potentially would have to be repurchased on a pro rata basis and, as a result, there would be no assurance that enough stockholders would tender all of their shares of our Stock to reduce the number of record holders of each class of our Stock to fewer than 300.  The cost of effecting an issuer tender offer would likely be greater than the cost of implementing a Reverse/Forward Stock Split since partial tenders by larger holders would require payment for tendered shares without reducing the number of record holders.  If the number of record holders of either class of our Stock remained in excess of 300, we would have to resort to a reverse stock split to eliminate additional record holders.  In light of the indeterminate number of shares necessary to accomplish the objective of a deregistration transaction under this alternative, the cost of doing so was determined to be too uncertain and most likely significantly in excess of the cost associated with the Reverse/Forward Stock Split.

•
Recapitalization with the Creation of Multiple New Classes of Stock.  Under this alternative, we would create multiple new classes of stock having characteristics that are sufficiently different so as to constitute separate classes of securities under the Exchange Act.  Through a merger, amendment to our Articles of Incorporation or other means, stockholders would receive shares of a particular class in exchange for their existing holdings of our Stock such that the number of record holders of each class of our stock would be less than 300.  This alternative was perceived to be among the least expensive (since it would not involve the repurchase of shares for cash), however it was rejected as being too complicated, particularly with respect to the creation of multiple new classes of stock that would be sufficiently different so as to constitute separate classes of securities under the Exchange Act.  The perceived complexity potentially could hamper its approval by stockholders and, accordingly, reduce the likelihood of our Stock being deregistered.

For the reasons discussed above, our Board of Directors unanimously agreed that the Reverse/Forward Stock Split was the most expeditious and economical way of undertaking a deregistration transaction.

Effects of the Reverse/Forward Stock Split

Generally

The Board of Directors is soliciting stockholder approval for the Reverse/Forward Stock Split.  If approved by the stockholders and implemented by the Board of Directors, we anticipate that the Reverse/Forward Stock Split will occur soon after the date of the Special Meeting.  The Reverse/Forward Stock Split will become effective on the date the Company files Certificates of Amendment to our Articles of Incorporation with the Secretary of State of the State of Kansas, or on any later date that the Company may specify in such Certificates of Amendment.  Subject to stockholder approval and final action by the Board of Directors, we presently anticipate that the Reverse/Forward Stock Split would become effective on December 17, 2014.

At the Special Meeting, stockholders are being asked to consider and vote upon the proposals to amend our Articles of Incorporation to effect the Reverse/Forward Stock Split, including:

•	the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split; and

•	the proposed amendment to our Articles of Incorporation to effect the Forward Stock Split.

A copy of the proposed Certificates of Amendment to our Articles of Incorporation for the Reverse/Forward Stock Split are attached hereto as Annex A-1 (for the Reverse Stock Split) and Annex A-2 (for the Forward Stock Split).

If the Reverse/Forward Stock Split is completed, the following will occur:

•
Each holder of record of fewer than 600 shares of our Capital Stock or Class B Capital Stock immediately before the effective date of the Reverse Stock Split will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest, and will no longer be a stockholder of the Company with respect to such class.  The cash payment will remain at $30.00 even if our stock price changes in value prior to the effectiveness of the Reverse Stock Split.

•
Any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split.  Such stockholder will not need to exchange or return any existing stock certificates representing shares of such class of Stock, which certificates will continue to evidence ownership of the same number of shares of such class as set forth on the face of the certificates immediately prior to the Reverse/Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.  Transmittal materials will be sent to such stockholder that will describe how to surrender any existing stock certificates representing shares of such class of Stock in exchange for certificates representing the appropriate number of post-Reverse Stock Split shares.  Stockholders should not turn in their stock certificates at this time.

•
We expect to have fewer than 300 stockholders of record of each class of our Stock following the Reverse Stock Split and, therefore, to be eligible to terminate registration of our Stock with the SEC.  This would terminate our obligation to continue filing annual and periodic reports and other filings required under the federal securities laws that are applicable to public reporting companies and eliminate most of the expenses related to the disclosure, reporting and compliance requirements of the Sarbanes-Oxley Act.

•
Neither class of our Stock will be eligible to be quoted in the OTCBB marketplace, however, we anticipate that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.  The liquidity of each class of our Stock has been limited in the past, and its liquidity could further contract because we will no longer be an SEC reporting company.

Effects on the Company

Upon completion of the Reverse/Forward Stock Split, we anticipate that we will have fewer than 300 stockholders of record of each class of our Stock and will therefore be eligible to terminate the registration of our Stock under the Exchange Act.  In determining whether the number of our stockholders of record of either class of our Stock falls below 300 as a result of the Reverse Stock Split, we must count the stockholders of record of such class in accordance with Rule 12g5-1 under the Exchange Act.  Rule 12g5-1 provides, with certain exceptions, that in determining whether issuers, including the Company, are subject to the registration provisions of the Exchange Act, securities are considered to be "held of record" by each person who is identified as the owner of such securities on the respective records of security holders maintained by or on behalf of the issuers.  However, institutional custodians such as Cede & Co. and other commercial depositories are not considered a single holder of record for purposes of these provisions.  Rather, each direct participant in the depository holding shares of the Company's Capital Stock or Class B Capital Stock is considered a record holder of such shares.  Based on stockholder information available to us as of July 31, 2014, we estimate that as a result of the Reverse Stock Split we will have approximately 267 record holders of our shares of Capital Stock and approximately 170 record holders of our shares of Class B Capital Stock.

The registration of our Stock under the Exchange Act may be terminated upon application by us to the SEC if there are fewer than 300 stockholders of record of each class of our Stock.  If the Reverse Stock Split is consummated and, as expected, we will have fewer than 300 stockholders of record of each class of our Stock, we intend to promptly file with the SEC a Form 15 making a certification to that effect.  Our obligation to file periodic and current reports as a result of our Stock's registration under the applicable provisions of the Exchange Act will be suspended immediately upon the filing of the Form 15.  Deregistration of our shares will be effective 90 days after filing of the Form 15, and thereupon:

•	our obligation to comply with the requirements of the proxy rules and to file proxy statements under Section 14 of the Exchange Act will terminate;

•
our executive officers and directors, as well as persons owning at 10% or more of any class of our outstanding Stock, no longer will be subject to the reporting requirements of Section 16 of the Exchange Act and no longer will be subject to the prohibitions against retaining short-swing profits from the sale of shares of our Stock; and

•	persons acquiring more than 5% of any class of our Stock will no longer be required to report their beneficial ownership under the Exchange Act.

We will continue to be subject to the general anti-fraud provisions of applicable federal and state securities laws.  After deregistering our shares, we once again will become subject to the reporting requirements of the Exchange Act if on the last day of any fiscal year we have more than 500 stockholders of record of either class of our Stock or if we file a registration statement under the Securities Act of 1933, as amended.

We anticipate that following the Reverse/Forward Stock Split we will continue to operate our business as we have done prior to the Reverse/Forward Stock Split.

The Reverse/Forward Stock Split is estimated (based upon our share ownership information as of July 31, 2014) to result in the retirement of approximately 60,693 shares of our Capital Stock and approximately 39,167 shares of our Class B Capital Stock at a cost of $30.00 per share.  Including expenses for the Reverse/Forward Stock Split, particularly fees and expenses for the various legal advisors, the Company estimates that the total cost of the Reverse/Forward Stock Split to us will be approximately $3,131,300.  Our cash balances will be reduced accordingly.  The consideration to be paid to stockholders of fewer than 600 shares of either class of our Stock and the other costs of the Reverse/Forward Stock Split will be paid from cash on hand and borrowings under the revolving loan under our existing credit agreement.  See "Special Factors – Source of Funds and Expenses" beginning on page 31.

Neither class of our Stock is, or has ever been, listed on a national securities exchange, although our Capital Stock is quoted in the OTCBB marketplace.  Following consummation of the Reverse/Forward Stock Split, we anticipate that trades in our Stock may be reported through Other-OTC, which is a lower tier market than the OTCBB marketplace.  The transition of our Capital Stock from the OTCBB marketplace to the lower trading Other-OTC may reduce the already limited liquidity of our Capital Stock.

The Other-OTC marketplace is not a stock exchange or a regulated entity.  Price quotations are provided by over-the-counter market makers and company information is provided by the over-the-counter companies.  There is no assurance that there will be any Other-OTC marketplace quotations after the Reverse/Forward Stock Split or that they will continue for any length of time.

Effects on the Cashed-Out Stockholders

Stockholders holding fewer than 600 shares of our Capital Stock or Class B Capital Stock immediately prior to the effective date of the Reverse Stock Split will cease to be stockholders of the Company with respect to such class.  They will lose all rights associated with being our stockholder of such class, such as the rights with respect to such class to attend and vote at stockholder meetings and receive dividends and distributions.  These stockholders will have the right to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.  These stockholders will be liable for any applicable taxes, but will not be required to pay brokerage fees or service charges.  Promptly after the effective date of the Reverse Stock Split, we will send a transmittal letter explaining to such stockholders how they can surrender their stock certificates in exchange for cash payment.  The length of time between the effective date of the Reverse Stock Split and the date on which a stockholder of less than 600 shares of either class of our Stock will receive such stockholder's cash will depend, in part, on the amount of time taken by such stockholder to return his or her stock certificates for the shares of such class accompanied by a properly completed letter of transmittal.  No cash payment will be made to any such stockholder until he or she has surrendered such outstanding stock certificate(s), together with the letter of transmittal, in accordance with the terms of the letter of transmittal.  Following the surrender of stock certificates for the shares being cashed out in accordance with the terms of the letter of transmittal, stockholders should receive cash payments promptly.  No interest will be paid on the cash payment at any time.

If a stockholder owns fewer than 600 shares of either class of our Stock before the Reverse Stock Split, the only way the stockholder can continue to be our stockholder with respect to such class after the Reverse Stock Split is to acquire, prior to the effective date of the Reverse Stock Split, sufficient additional shares to cause such stockholder to own a minimum of 600 shares of such class on the effective date of the Reverse Stock Split.  There will be a period of approximately six weeks between the date of this proxy statement and the anticipated effective date of the Reverse Stock Split, during which stockholders may decide to acquire additional shares.  However, given the historically limited liquidity of our Stock, we cannot assure you that any shares will be available for purchase and thus there can be no assurance that a stockholder will be able to acquire sufficient shares to meet or exceed the required 600 shares for either class of our Stock.  In such an instance, the stockholder would no longer remain a stockholder of the Company with respect to such class after the effective date of the Reverse Stock Split.

Stockholders who hold their shares in street name, through a broker, bank or other nominee, will be treated in accordance with the procedures of their nominee.  We intend that Stock held in street name will be treated in the same manner as Stock that is held of record.  However, we cannot assure that this will be the case, because a nominee holding shares for stockholders that individually own beneficially less than 600 shares of either class of our Stock may collectively hold in excess of 600 shares of such class, with the result that the shares of these stockholders will not be exchanged for cash.  Also, a stockholder owning 600 or more shares of either class of our Stock may nevertheless have those shares cashed out if the stockholder holds the shares in a combination of street name accounts and record holder accounts, or holds the shares in separate accounts in several brokerage firms.  If you are in this situation and desire to remain one of our stockholders with respect to either class of our Stock after the Reverse Stock Split, you may consolidate your holdings into one brokerage account or record holder account prior to the effective date of the Reverse Stock Split.  Conversely, if you hold an account with less than 600 shares of either class of our Stock in street name and want to ensure that your shares are cashed out, you may want to change the manner in which your shares are held from street name into a record holder account in your own name so that you will be a record owner of the shares.

Effects on the Unaffiliated Remaining Stockholders

Any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.

If a stockholder owns 600 or more shares of either class of our Stock before the Reverse Stock Split and desires to liquidate their shares of such class in connection with the Reverse Stock Split (at the price offered by us), the stockholder would need to reduce their holdings to less than 600 shares by selling or otherwise transferring shares of such class prior to the Reverse Stock Split.  There will be a period of approximately six weeks between the date of this proxy statement and the anticipated effective date of the Reverse Stock Split, during which stockholders may attempt to reduce their holdings of our Stock.  However, given the historically limited liquidity of our Stock, there can be no assurance that any purchaser will be available or that a stockholder will be able to dispose of sufficient shares to reduce their holdings of either class of our Stock to less than 600 shares.  In such an instance, the stockholder would be unable to take advantage of the opportunity to receive cash for their shares of such class as a result of the Reverse Stock Split.

Stockholders who continue as stockholders of the Company after the Reverse/Forward Stock Split may experience reduced liquidity of their shares of our Stock.  We anticipate that trades in our Stock may be reported through Other-OTC, but there can be no assurance of any quotation of, or market for, either class of our Stock.

Stockholders who continue as our stockholders after the Reverse/Forward Stock Split will not receive or have access to the same financial and other business information about us that they would if we continued to make public disclosures pursuant to the Exchange Act.  We expect to continue to make available to our stockholders some quarterly and annual financial information concerning our business and operations, however this will not include all the information that is required to be included in filings with the SEC.  Also, stockholders will continue to have the right, upon written request, to receive certain information in appropriate circumstances, to the extent provided by the Kansas General Corporation Code, including, for example, the right to view and copy our stock ledger, a list of our stockholders and other books and records, provided that the requesting party is a stockholder, makes the request in the form required by statute, and does so for a proper purpose.

Our Board of Directors also believes that, following the Reverse/Forward Stock Split, the remaining stockholders will benefit from the savings in direct and indirect operating costs to the Company resulting from us no longer being required to maintain our public reporting company status, as described above.  Our continuing stockholders, including our unaffiliated stockholders, will be the beneficiaries of these savings.  See "Special Factors—Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14.  Remaining stockholders will have the opportunity to participate in our future growth and earnings as we go forward without the costs of compliance with SEC reporting requirements.

Effects on the Affiliated Remaining Stockholders

Our directors and executive officers will participate in the Reverse/Forward Stock Split to the same extent as non-affiliates.

Upon the effectiveness of the Reverse/Forward Stock Split and as a result of the estimated retirement of approximately 60,693 shares of our Capital Stock and approximately 39,167 shares of our Class B Capital Stock in connection with the Reverse/Forward Stock Split, we estimate that the percentage of the total outstanding shares of our Stock held by our current executive officers and directors will increase from approximately 25.39% to approximately 26.00% (based upon our share ownership information as of July 31, 2014).  With the possible exception of Michael R. Wachter, Steve W. Sloan and Kenneth G. Miller (each of whom, based upon our share ownership information as of July 31, 2014, owns shares of our Stock that would be cash out in the Reverse/Forward Stock Split), none of our directors and executive officers owns fewer than 600 shares of either class of our Stock and, therefore, the number of shares of our Stock that they own will not change as a result of the Reverse/Forward Stock Split.  The number of shares to be cashed out in the Reverse/Forward Stock Split may vary from the estimate above, and the ownership percentage of our shares of Stock held by our directors and executive officers and the ownership percentage of the continuing stockholders after the Reverse/Forward Stock Split will proportionally increase or decrease as a result of purchases, sales and other transfers of shares of Stock by our stockholders prior to the effective date of the Reverse Stock Split, and depending on the number of shares held in street name that are actually cashed out in the Reverse Stock Split.  Like all other remaining stockholders, our directors and executive officers may also experience reduced liquidity of their shares of our Stock.

As we noted above, we ultimately expect to realize recurring annual cost savings of approximately $414,850 as a result of the Reverse/Forward Stock Split, which includes estimated executive and administrative time incurred in complying with public reporting company requirements.  Our continuing stockholders, including nearly all of our directors and executive officers, will be the beneficiaries of these savings.  See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14.  Remaining stockholders will have the opportunity to participate in our future growth and earnings as we go forward as a more streamlined entity without the costs of compliance with SEC reporting requirements.

Our current directors and executive officers may have interests in the Reverse/Forward Stock Split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest.  See "Special Factors– Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons" beginning on page 30.

Conduct of Our Business after the Reverse/Forward Stock Split

Except as described in this proxy statement, neither we nor our management have any current plans or proposals to effect any extraordinary corporate transaction, such as a merger, reorganization or liquidation, a sale or transfer of any material amount of our assets, a change in management, a material change in our indebtedness or capitalization, or any other material change in our corporate structure or business.

Except as described in this proxy statement with respect to the use of funds to finance the Reverse/Forward Stock Split and related costs and our plans to deregister our Stock under the Exchange Act, the Reverse/Forward Stock Split is not anticipated to have a material effect upon the conduct of our business.  Regardless of whether the Reverse/Forward Stock Split is approved by our stockholders, we expect to conduct our business and operations in substantially the same manner as currently conducted.  We intend, however, to continue to evaluate and review our business, properties, management and other personnel, corporate structure, capitalization and other aspects of our operations in the same manner as we historically have from time to time, and to make such changes as we consider appropriate.  We also intend to continue to explore from time to time acquisitions and other business opportunities to expand or strengthen our businesses, as we have done in the past.  In that regard, we may review proposals or may propose the acquisition or disposition of assets or other changes in our business, corporate structure, capitalization, management or other changes that we then consider to be in our best interests and in the best interests of continuing stockholders after the Reverse/Forward Stock Split.  There are currently no plans to enter into any proposals or agreements that require stockholder approval.

Material U.S. Federal Income Tax Consequences of the Reverse/Forward Stock Split

The following is a summary of the material U.S. federal income tax consequences of the Reverse/Forward Stock Split to the Company and its stockholders.  This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), existing Treasury Regulations promulgated thereunder, published rulings, administrative pronouncements and judicial decisions, any changes to which could affect the tax consequences described herein, possibly on a retroactive basis.  This summary only addresses stockholders who hold their shares of our Stock as a capital asset.  This section does not apply to a stockholder that is a member of a special class of holders subject to special rules, including, without limitation, financial institutions, regulated investment companies, real estate investment trusts, holders who are dealers in securities or foreign currency, traders in securities that elect to use a mark-to-market method of accounting for securities holdings, tax-exempt organizations, insurance companies, holders that received their shares of our Stock pursuant to the exercise of employee stock options or otherwise as compensation, persons liable for alternative minimum tax, holders who hold their shares of our Stock as part of a hedge, straddle, conversion, constructive sale or other integrated transaction, or holders whose functional currency is not the U.S. dollar.  This summary does not address tax considerations arising under any U.S. federal estate, gift or other non-income tax laws or under any state, local or foreign laws.  This summary is not binding on the Internal Revenue Service (the "IRS") or any court, and there is no assurance that the IRS or a court will not take a contrary position.

A "U.S. Holder" is a beneficial owner of any share of our Stock that, for U.S. federal income tax purposes, is: (1) an individual citizen or resident of the United States; (2) a corporation (or other entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia; (3) an estate the income of which is subject to U.S. federal income taxation regardless of its source; or (4) a trust if (a) the administration of the trust is subject to the primary supervision of a court within the United States and one or more United States persons have the authority to control all substantial decisions of the trust, or (b) a valid election is in effect under applicable Treasury Regulations for the trust to be treated as a United States person.  A "Non-U.S. Holder" is a beneficial owner of any share of our Stock other than a U.S. Holder, a partnership or an entity treated as a partnership for U.S. federal income tax purposes.  If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds Stock, the tax treatment of a partner with respect to the Reverse/Forward Stock Split generally will depend upon the status of the partner and the activities of the partnership.  Such a partner or partnership is urged to consult its own tax advisor as to the U.S. federal income tax consequences of the Reverse/Forward Stock Split.

THE FOLLOWING DISCUSSION IS FOR GENERAL INFORMATION ONLY. NO RULING FROM THE IRS OR OPINION OF COUNSEL HAS BEEN OR WILL BE OBTAINED REGARDING THE U.S. FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE/FORWARD STOCK SPLIT.  ACCORDINGLY, EACH STOCKHOLDER IS URGED TO CONSULT ITS OWN TAX ADVISOR AS TO THE U.S. FEDERAL, STATE, LOCAL AND FOREIGN TAX CONSEQUENCES OF THE TRANSACTION TO SUCH HOLDER.

Tax Consequences of the Reverse/Forward Stock Split to U.S. Holders

Stockholders Not Receiving Cash in the Reverse/Forward Stock Split

A U.S. Holder that does not receive any cash in the Reverse/Forward Stock Split generally should not recognize any gain or loss with respect to the Reverse/Forward Stock Split for U.S. federal income tax purposes, and generally should have the same adjusted tax basis and holding period in its shares of our Stock as such holder had immediately prior to the Reverse/Forward Stock Split.

Stockholders Receiving Cash in Exchange for Shares in the Reverse/Forward Stock Split

A U.S. Holder's receipt of cash in exchange for either class of our Stock in the Reverse/Forward Stock Split generally will be a taxable transaction to such holder for U.S. federal income tax purposes.  Under the stock redemption rules of Section 302 of the Code (referred to herein as the "Section 302 tests"), a U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split generally should be treated as a "sale or exchange" of such Stock if the exchange (1) results in a "complete termination" of such holder's interest in us, (2) is "substantially disproportionate" with respect to such holder or (3) is "not essentially equivalent to a dividend" with respect to such holder.  Each of the Section 302 tests is described in more detail below.

In determining whether any of the Section 302 tests is satisfied, a U.S. Holder must take into account both Stock actually owned by such holder and any Stock considered as owned by such holder by reason of certain constructive ownership rules in the Code.  Under these rules, a U.S. Holder generally will be considered to own Stock which such holder has the right to acquire pursuant to the exercise of an option or warrant or by conversion or exchange of a security.  A U.S. Holder generally will also be considered to own Stock that is owned (and, in some cases, constructively owned) by some members of such holder's family and by some entities (such as corporations, partnerships, trusts and estates) in which such holder, a member of such holder's family or a related entity has an interest.

If any of the Section 302 tests is satisfied with respect to a U.S. Holder, and the exchange of Stock for cash in the Reverse/Forward Stock Split is therefore treated as a sale or exchange for U.S. federal income tax purposes, such holder generally should recognize gain or loss equal to the difference between the amount of cash received by such holder and such holder's adjusted tax basis in the Stock exchanged in the Reverse/Forward Stock Split.  Gain or loss must be calculated separately with respect to each block of shares of Stock exchanged in the Reverse/Forward Stock Split.  Any gain or loss generally will be capital gain or loss and generally will be long-term capital gain or loss if the shares of Stock have been held for more than one year on the date of the Reverse/Forward Stock Split.  Currently, the maximum long-term capital gain rate for individual U.S. Holders is 20%; certain individual U.S. Holders may be subject to an additional 3.8% Medicare tax.  Certain limitations apply to the deductibility of capital losses.

Conversely, if none of the Section 302 tests is satisfied with respect to a U.S. Holder, such holder generally should be treated as having received a distribution from us in an amount equal to the cash received by such holder in the Reverse/Forward Stock Split, in which case the distribution may be taxable as a dividend to the extent of such holder's share of our earnings and profits.  We cannot determine prior to the consummation of the Reverse/Forward Stock Split the extent to which we will have sufficient current and accumulated earnings and profits to cause any distribution to be treated as a dividend for U.S. federal income tax purposes.  To the extent that the amount of a distribution received by a U.S. Holder with respect to the Reverse/Forward Stock Split exceeds such holder's share of our current and accumulated earnings and profits, the excess generally should be treated as a tax-free return of capital to the extent of such holder's adjusted tax basis in the Stock exchanged in the Reverse/Forward Stock Split and any remainder generally should be treated as capital gain from the sale or exchange of the Stock.  If certain holding period and other requirements are satisfied, dividends are currently taxable at a maximum rate of 20% for individual U.S. Holders; certain individual U.S. Holders may be subject to an additional 3.8% Medicare tax.  To the extent that a U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split is treated as a dividend, such holder's adjusted tax basis in the Stock exchanged therefor may be added to the tax basis of any Stock treated as retained by such holder.

A corporate U.S. Holder that does not satisfy any of the Section 302 tests and is treated for U.S. federal income tax purposes as receiving a dividend in the Reverse/Forward Stock Split may be eligible for the dividends received deduction, subject to certain limitations.  In addition, any amount received by a corporate U.S. Holder that is treated as a dividend for U.S. federal income tax purposes generally will constitute an "extraordinary dividend" under Section 1059 of the Code, and result in the reduction of tax basis in such holder's Stock or in gain recognition to such holder in an amount equal to the non-taxed portion of the dividend.  Each corporate stockholder is urged to consult its own tax advisor as to the tax consequences of dividend treatment to such holder with respect to its receipt of cash in the Reverse/Forward Stock Split.

Section 302 Tests

A U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split must satisfy one of the following tests to be treated as a sale or exchange for U.S. federal income tax purposes:

•
Complete Termination.  A U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split generally will result in a "complete termination" of such holder's interest in us if, in connection with the Reverse/Forward Stock Split, either (i) all of the Stock actually and constructively owned by such holder is exchanged for cash, or (ii) all of the shares of Stock actually owned by such holder is exchanged for cash, and, with respect to constructively-owned shares of Stock, such holder is eligible to waive (and effectively waives) constructive ownership of all such Stock under procedures described in Section 302(c) of the Code.

•
Substantially Disproportionate Redemption.  A U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split generally will be "substantially disproportionate" with respect to such holder if, among other things, immediately after the exchange (i.e., treating all Stock exchanged for cash in the Reverse/Forward Stock Split as no longer outstanding), (i) such holder's percentage ownership of our voting stock is less than 80% of such holder's percentage ownership of our voting stock immediately before the exchange (i.e., treating all Stock exchanged for cash in the Reverse/Forward Stock Split as outstanding), and (ii) such holder owns less than 50% of the total combined voting power of all classes of our Stock entitled to vote.  For purposes of these percentage ownership tests, a holder will be considered as owning Stock owned directly as well as indirectly through application of the constructive ownership rules described above.

•
Not Essentially Equivalent to a Dividend.  In order for a U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split to qualify as "not essentially equivalent to a dividend," such holder must experience a "meaningful reduction" in its proportionate interest in us as a result of the exchange, taking into account the constructive ownership rules described above.  Whether a U.S. Holder's exchange of Stock pursuant to the Reverse/Forward Stock Split will result in a "meaningful reduction" of such holder's proportionate interest in us will depend on such holder's particular facts and circumstances.  The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder (for example, less than 1%) in a publicly-held corporation who exercises no control over corporate affairs may constitute a "meaningful reduction."

Each stockholder is urged to consult its own tax advisor as to the application of the Section 302 tests to such stockholder under its particular circumstances.

Tax Consequences of the Reverse/Forward Stock Split to Non-U.S. Holders

The U.S. federal income tax rules applicable to Non-U.S. Holders are complex, and the following is a limited summary of some general rules applicable to certain Non-U.S. Holders with respect to the Reverse/Forward Stock Split.  Each Non-U.S. Holder is urged to consult its own tax advisor regarding the U.S. federal, state, local and foreign tax consequences to such holder of the Reverse/Forward Stock Split.

A Non-U.S. Holder that does not receive any cash in the Reverse/Forward Stock Split generally should not recognize any gain or loss with respect to the Reverse/Forward Stock Split for U.S. federal income tax purposes.

A payment to a Non-U.S. Holder in the Reverse/Forward Stock Split that is treated as a distribution to such holder with respect to its Stock generally will be subject to U.S. federal income tax withholding at a 30% rate.  Accordingly, as described below, we may withhold 30% of any gross payments made to a Non-U.S. Holder with respect to the Reverse/Forward Stock Split, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable.

If a Non-U.S. Holder's exchange of Stock for cash in the Reverse/Forward Stock Split is treated as a sale or exchange, rather than as a dividend, for U.S. federal income tax purposes, such holder generally should not be subject to U.S. federal income tax on the exchange, unless (1) in the case of a nonresident alien individual, the individual is present in the United States for 183 days or more in the taxable year of the exchange and certain other conditions are satisfied, (2) the gain is effectively connected with a U.S. trade or business of such holder, and, if required by an applicable income tax treaty, the gain is attributable to a permanent establishment maintained by such holder in the United States, or (3) we are or have been a United States real property holding corporation (a "USRPHC") and certain other requirements are satisfied.  A Non-U.S. Holder that is a corporation and whose gain is effectively connected with the conduct of a trade or business within the United States also may be subject to a branch profits tax at a 30% rate (or such lower rate specified by an applicable income tax treaty).  We do not believe that we are (or have been) a USRPHC within the last five years.

U.S. Federal Income Tax Withholding Requirements for All Stockholders

As stated above, we may withhold U.S. federal income taxes equal to 30% of any gross payments made to a Non-U.S. Holder with respect to the Reverse/Forward Stock Split, unless such holder properly demonstrates that a reduced rate of U.S. federal income tax withholding or an exemption from such withholding is applicable.  For example, an applicable income tax treaty may reduce or eliminate U.S. federal income tax withholding, in which case a Non-U.S. Holder claiming a reduction in (or exemption from) such tax must provide us with a properly completed IRS Form W-8BEN claiming the applicable treaty benefit.  Alternatively, an exemption generally should apply if the Non-U.S. Holder's gain is effectively connected with a U.S. trade or business of such holder, and such holder provides us with an appropriate statement to that effect on a properly completed IRS Form W-8ECI.

In addition, to prevent backup U.S. federal income tax withholding equal to 28% of the gross payments made to a stockholder in the Reverse/Forward Stock Split, each U.S. Holder who does not otherwise establish an exemption from backup withholding must provide us with such holder's correct taxpayer identification number ("TIN") or certify that such holder is awaiting a TIN, and provide certain other information by completing, under penalties of perjury, the Substitute Form W-9 included in the letter of transmittal.  Non-U.S. Holders should complete and sign the appropriate IRS Form W-8, a copy of which may be obtained from us, in order to avoid backup withholding with respect to payments made to such holders in the Reverse/Forward Stock Split.

Tax Consequences of the Reverse/Forward Stock Split to the Company

The Reverse/Forward Stock Split generally should be treated as a tax-free "recapitalization" for U.S. federal income tax purposes, in which case the Company should not recognize any gain or loss for such purposes.  Under the Code, an "ownership change" with respect to a corporation can significantly limit the amount of pre-ownership change net operating losses and certain other tax assets that the corporation may utilize after the ownership change to offset future taxable income.  For this purpose, an ownership change generally occurs when there is a cumulative change of greater than 50% in a corporation's stock ownership within a three-year period.  Similar limitations also apply for state and local income tax purposes.  The Reverse/Forward Stock Split, together with all other changes in the Company's Stock ownership during the current testing period, will count towards determining whether the Company experiences an ownership change.

Potential Conflicts of Interests of Officers, Directors and Certain Affiliated Persons

Our executive officers and directors may have interests in the Reverse/Forward Stock Split that are different from your interests as a stockholder, and have relationships that may present conflicts of interest.  While our Board of Directors recommends a vote "FOR" the Reverse/Forward Stock Split, to the Company's knowledge, none of the Company's affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse/Forward Stock Split.  Our executive officers and directors (who together hold or share the power to vote approximately _____% of the shares of our outstanding Stock and accounting for approximately _____% of the votes eligible to be cast at the Special Meeting), have indicated they will vote "FOR" the Reverse/Forward Stock Split with respect to all shares for which they hold or share voting power.

Upon the effectiveness of the Reverse/Forward Stock Split and as a result of the estimated retirement of approximately 60,693 shares of our Capital Stock and approximately 39,167 shares of our Class B Capital Stock in connection with the Reverse/Forward Stock Split, we estimate that the percentage of the total outstanding shares of our Stock held by our current executive officers and directors will increase from approximately 25.39% to approximately 26.00% (based upon our share ownership information as of July 31, 2014).  With the possible exception of Michael R. Wachter, Steve W. Sloan and Kenneth G. Miller (each of whom, based upon our share ownership information as of July 31, 2014, owns shares of our Stock that would be cash out in the Reverse/Forward Stock Split), none of our directors and executive officers owns fewer than 600 shares of either class of our Stock and, therefore, the number of shares of our Stock that they own will not change as a result of the Reverse/Forward Stock Split.  The number of shares to be cashed out and retired in the Reverse/Forward Stock Split may vary from the estimate above, and the ownership percentage of our shares of Stock held by our directors and executive officers and the ownership percentage of the continuing stockholders after the Reverse/Forward Stock Split will proportionally increase or decrease as a result of purchases, sales and other transfers of our shares of Stock by our stockholders prior to the effective date of the Reverse/Forward Stock Split, and depending on the number of street name shares that are actually cashed out in the Reverse/Forward Stock Split.  See "Special Factors – Effects of the Reverse/Forward Stock Split – Effects on the Affiliated Remaining Stockholders" beginning on page 26.

Directors and executive officers, as well as persons owning 10% or more of any class of our outstanding Stock, will experience certain advantages after the Reverse/Forward Stock Split in that they will be relieved of certain SEC reporting requirements and "short-swing profit" trading provisions under Section 16 of the Exchange Act and information regarding their compensation and stock ownership will no longer be publicly available.  In addition, by deregistering each class of our Stock under the Exchange Act subsequent to the consummation of the Reverse/Forward Stock Split, we will no longer be prohibited, pursuant to Section 402 of the Sarbanes-Oxley Act, from making personal loans to our directors or executive officers.  However, we do not have a present intention of making personal loans to our directors or executive officers, and the ability to make such loans was not a reason considered by the Board of Directors in evaluating the benefits of the Reverse/Forward Stock Split.

Except as described above in this section, none of our affiliates has any interest, direct or indirect, in the Reverse/Forward Stock Split other than interests arising from the ownership of securities where those affiliates receive no extra or special benefit not shared on a pro rata basis by all other holders of our Stock.  In particular, there are no agreements with affiliates to purchase Stock upon consummation of or subsequent to the Reverse/Forward Stock Split or otherwise with respect to the Reverse/Forward Stock Split.  However, with the possible exception of Michael R. Wachter, Steve W. Sloan and Kenneth G. Miller (each of whom, based upon our share ownership information as of July 31, 2014, owns shares of our Stock that would be cash out in the Reverse/Forward Stock Split), none of our directors and executive officers owns fewer than 600 shares of either class of our Stock and, therefore, the number of shares of our Stock that they own will not change as a result of the Reverse/Forward Stock Split.

Sources of Funds and Expenses

Because we do not know how many record and beneficial holders of our Stock will receive cash for their shares in the Reverse Stock Split, we do not know the exact cost of the Reverse/Forward Stock Split.  However, based on information that we have received as of July 31, 2014 as to our record holders, and information we have received regarding the holdings of beneficial owners of our Stock held in street name, as well as our estimates of other Reverse/Forward Stock Split expenses, we believe that the total cash requirement of the Reverse/Forward Stock Split to us will be approximately $3,131,300.  This amount includes approximately $2,995,800 needed to cash out fractional shares of any stockholder who is the holder of record of less than 600 shares of either class of our Stock immediately prior to the effective date of the Reverse Stock Split, approximately $130,000 of legal, accounting and financial advisory fees, and approximately $5,500 of other costs, including costs of printing and mailing, to effect the Reverse/Forward Stock Split, as follows:

Payment for Fractional Shares	$2,995,800
Legal and Accounting Fees	80,000
Financial Advisory Fees	50,000
Printing and Miscellaneous Costs	5,500
Total Expenses	$3,131,300

The consideration to be paid to stockholders of fewer than 600 shares of either class of our Stock in the Reverse/Forward Stock Split and the other costs of the Reverse/Forward Stock Split will be paid from cash on hand and borrowings under the revolving loan provided by our existing credit agreement.  There are no conditions to the availability of the funds for the Reverse/Forward Stock Split, and we do not have any alternative financing arrangements or alternative financing plans with respect to the Reverse/Forward Stock Split.

The credit agreement under which a portion of the funds needed for the consummation of the Reverse/Forward Stock Split will be obtained was entered into as of December 31, 2012 by the Company and its lender, BOKF, NA dba Bank of Oklahoma.  The credit agreement provides for a secured credit commitment consisting of a $10.0 million advancing term loan maturing December 31, 2015, a $10.0 million term loan maturing December 31, 2017, and a $15.0 million revolving loan maturing December 31, 2015.  Interest rates on the Company's advancing term loan and revolving loan are both variable and based on the rate of interest regularly published by the Wall Street Journal and designated as the U.S. Prime Rate (which we refer to as the "WSJ prime rate") less 1.50% with a 1.50% interest rate minimum or floor.  Interest rates on the Company's term loan are variable and based on the WSJ prime rate less 1.25% with a 1.75% interest rate minimum or floor.  Any funds obtained under the credit agreement for the consummation of the Reverse/Forward Stock Split will be provided in the form of a revolving loan.  The credit agreement requires the Company to pledge its investment account, receivable accounts and inventory to its lender as collateral for the advancing term loan, the term loan and revolving loan.  The Company is obligated to maintain at least $12.0 million in its pledged investment account.  The carrying value of receivables, inventory and the investment account pledged as collateral was $12.1 million, $31.3 million and $23.6 million, respectively as of December 31, 2013. The agreement also contains financial covenants requiring the Company, as of the end of any fiscal quarter, to maintain a minimum tangible net worth before accumulated other comprehensive income (loss) of $95.0 million and a minimum tangible net worth after accumulated other comprehensive income (loss) of $85.0 million. The Company was in compliance with these requirements at year end. As of December 31, 2013, the Company owed $8.5 million on its term loan, $0.0 on its revolving loan and $4.5 million on its advancing term loan.  The Company has no specific plans or arrangements to finance or repay the revolving loan from which a portion of the costs of the Reverse/Forward Stock Split will be obtained.

Stockholder Approval

A majority of votes represented by the holders of our Capital Stock or Class B Capital Stock entitled to vote at the Special Meeting, treated as a single class, must be present or represented by proxy in order to constitute a quorum for the purpose of approving the amendments to our Articles of Incorporation to effect the Reverse/Forward Stock Split.  Assuming the presence of a quorum, we cannot complete the Reverse/Forward Stock Split unless a majority of the votes cast, in person or by proxy, at the Special Meeting by stockholders entitled to vote at the Special Meeting are cast to approve the amendments to our Articles of Incorporation to effect the Reverse/Forward Stock Split.  The proposed amendments to the Articles of Incorporation to accomplish the Reverse/Forward Stock Split are contained in the forms of the Certificates of Amendment attached to this proxy statement as Annex A-1 (for the Reverse Stock Split) and Annex A-2 (for the Forward Stock Split).  While our Board of Directors recommends a vote "FOR" the Reverse/Forward Stock Split, to the Company's knowledge, none of the Company's affiliates has made a recommendation, in their individual capacities, either in support of or opposed to the Reverse/Forward Stock Split.  Our executive officers and directors (who together hold or share the power to vote approximately _____% of the shares of our outstanding Stock and accounting for approximately _____% of the votes eligible to be cast at the Special Meeting), have indicated they will vote in favor of the Reverse/Forward Stock Split with respect to all shares for which they hold or share voting power.

Effective Date

The Reverse/Forward Stock Split will become effective as of the date that we amend our Articles of Incorporation through the filing of Certificates of Amendment to our Articles of Incorporation with the Secretary of State of the State of Kansas to effect the Reverse/Forward Stock Split or on any later date that the Company may specify in such Certificates of Amendment.

We intend to effect the Reverse/Forward Stock Split soon after the Reverse/Forward Stock Split is approved by our stockholders, subject to final authorization by our Board of Directors, and presently anticipate that the Reverse/Forward Stock Split will become effective on December 17, 2014.  Within five business days after the effective date of the Reverse/Forward Stock Split, the Company intends to send to each stockholder of record of fewer than 600 shares of either class of our Stock, and to brokers, banks and other nominees, based on information we receive from them in response to our inquiries, for each owner of fewer than 600 shares of either class of our Stock held in street name, instructions, including letters of transmittal, asking them to surrender their shares of such class.  Upon proper completion, execution and return to us of the letter of transmittal, and the return of the letter of transmittal and accompanying stock certificate(s) for the shares of such class, we will send the payments to these stockholders within five business days of receipt.  Therefore, the timing of receipt of payment for these stockholders is dependent upon their proper surrender of their stock certificates and the delivery of properly prepared and executed letters of transmittal.  Payment to holders of fewer than 600 shares of either class of our Stock who hold their shares in street name will made in accordance with the procedures of their broker, bank or other nominee.  Any shares of our Stock acquired in connection with the Reverse/Forward Stock Split will be restored to the status of authorized but unissued shares.

The suspension of our obligation to file periodic reports and other documents under the Exchange Act will become effective after the filing with the SEC of a certification and notice of termination of registration on Form 15.  The deregistration of our Stock under Section 12(g) of the Exchange Act will take effect 90 days after the filing of the Form 15.  See "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22.

Termination of the Reverse/Forward Stock Split

Under applicable Kansas Law, the Board of Directors has a duty to act in the best interests of our stockholders.  Accordingly, the Board of Directors reserves the right to abandon the Reverse/Forward Stock Split if, for any reason, the Board of Directors determines that, in the best interests of our Company, it is not advisable to proceed with the Reverse/Forward Stock Split, even assuming the stockholders approve the Reverse/Forward Stock Split by vote at the Special Meeting.  Although the Board of Directors presently believes that the Reverse/Forward Stock Split is in our best interests and has recommended a vote "FOR" each of the Reverse/Forward Stock Split proposals, the Board of Directors nonetheless believes that it is prudent to recognize that circumstances could possibly change prior to the Special Meeting (or after the Special Meeting and prior to the effective time of the Reverse/Forward Stock Split) such that it might not be appropriate or desirable to effect the Reverse/Forward Stock Split at that time.  Such reasons include, but are not limited to:

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Any change in the nature of our stockholdings prior to the effective date of the Reverse/Forward Stock Split, which would result in us being unable to reduce the number of record holders of each class of our Stock to below 300 as a result of the Reverse/Forward Stock Split;

•	Any change in the number of our record holders of each class of our Stock that would enable us to deregister our Stock under the Exchange Act without effecting the Reverse/Forward Stock Split;

•
Any change in the number of shares of our Stock that will be exchanged for cash in connection with the Reverse/Forward Stock Split that would increase the cost and expense of the Reverse/Forward Stock Split from that which is currently anticipated; or

•	Any adverse change in our financial condition that would render the Reverse/Forward Stock Split inadvisable.

If the Board of Directors decides to withdraw the Reverse/Forward Stock Split, whether before or after the time the Special Meeting is held, the Board of Directors will promptly notify our stockholders of the decision by public announcement.

Process for Payment for Fractional Shares

The Company serves as transfer agent for each class of its Stock, and will handle the payment for fractional shares in connection with the Reverse/Forward Stock Split.

No service charge, brokerage commission, or transfer tax will be payable by a stockholder of record of fewer than 600 shares of either class of our Stock in connection with the cash out of shares in the Reverse/Forward Stock Split.

If any certificate evidencing shares of our Stock has been lost or destroyed, we may in our sole discretion accept in lieu thereof a duly executed affidavit and indemnity agreement in a form satisfactory to us.  The holder of any shares of our Stock evidenced by any certificate that has been lost or destroyed must submit:

•	the letter of transmittal sent by us;

•	the above-referenced affidavit;

•	the above-referenced indemnity agreement; and

•
any other document required by us, which may include a bond or other security satisfactory to us indemnifying us against any losses incurred as a consequence of paying cash in lieu of issuing fractional shares of either class of our Stock in exchange for the existing shares of our Stock evidenced or purported to be evidenced by such lost or destroyed certificate.

Additional instructions with respect to lost or destroyed certificates will be included with the letter of transmittal that we will send to stockholders after the effective date of the Reverse/Forward Stock Split.  In the event that the Company is unable to locate certain stockholders or if a stockholder fails to properly complete, execute, and return the letter of transmittal and accompanying stock certificate(s) to us, we will continue to hold any funds payable to such holders pursuant to the Reverse/Forward Stock Split until a proper claim is made, subject to applicable unclaimed property and escheat laws.

Stockholders owning fewer than 600 shares of either class of our Stock on the effective date of the Reverse Stock Split will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.  Following the effective date of the Reverse Stock Split, transmittal materials will be sent to those stockholders entitled to a cash payment that will describe how to turn in their stock certificates and receive the cash payments.  Stockholders should not turn in their stock certificates at this time.

Any stockholder who is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split will not receive any cash payment with respect to such class of Stock in connection with the Reverse Stock Split.  Assuming that both the Reverse Stock Split and the Forward Stock Split are approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split.  Such stockholder will not need to exchange or return any existing stock certificates representing shares of such class of Stock, which certificates will continue to evidence ownership of the same number of shares of such class as set forth on the face of the certificates immediately prior to the Reverse/Forward Stock Split.  However, if the Reverse Stock Split is approved by stockholders at the Special Meeting but the Forward Stock Split is not approved by stockholders at the Special Meeting, the number of shares of such class of Stock held by such stockholder will be reduced in accordance with the 1-for-600 Reverse Stock Split ratio and may include a fractional share to the extent required by that ratio.  Transmittal materials will be sent to such stockholder that will describe how to surrender any existing stock certificates representing shares of such class of Stock in exchange for certificates representing the appropriate number of post-Reverse Stock Split shares.  Stockholders should not turn in their stock certificates at this time.

For purposes of determining ownership of shares of our Stock on the effective date of the Reverse/Forward Stock Split, such shares will be considered held by the person in whose name such shares are registered on our records.  We intend that stockholders holding shares of our Stock in street name will be treated in the same manner as registered stockholders whose shares are registered in their names.  However, we cannot assure that this will be the case, because a nominee holding shares for stockholders that individually own beneficially less than 600 shares of either class of our Stock may collectively hold in excess of 600 shares of such class, with the result that the shares of these stockholders will not be exchanged for cash.

We will rely on all brokers, banks and other nominees that hold shares of our Stock in street name to provide us with information on how many fractional shares will be cashed out.  However, these brokers, banks and other nominees may have different procedures than the Company's procedures for registered stockholders for processing the Reverse/Forward Stock Split.  If you hold your shares in street name with a bank, broker or other nominee, and if you have any questions in this regard, we encourage you to contact your bank, broker or nominee.

Within five business days after the effective date of the Reverse/Forward Stock Split, we intend to send to each holder of record of 600 or fewer shares of either class of our Stock immediately prior to the Reverse Stock Split, instructions for surrendering any stock certificates held thereby representing the shares that will be converted to a right to receive cash as a result of the Reverse Stock Split.  The instructions will include a letter of transmittal to be completed and returned to us by the holder of such certificates, together with such certificates.  Within five business days after we receive from a holder of fewer than 600 shares of either class of our Stock a surrendered certificate, together with a duly completed and executed letter of transmittal with respect thereto and such other documents as we may require, we will deliver to the person payment in an amount equal to $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.

We will also send the transmittal materials to brokers, banks and other nominees, based on information we receive from them, for each owner of fewer than 600 shares of either class of our Stock immediately prior to the Reverse Stock Split held in street name.  Payment to holders of fewer than 600 shares of either class of our Stock who hold their shares in street name will made in accordance with the procedures of their broker, bank or other nominee.

DO NOT SEND STOCK CERTIFICATES TO US UNTIL AFTER YOU HAVE RECEIVED A LETTER OF TRANSMITTAL AND ANY ACCOMPANYING INSTRUCTIONS.

There will be no differences between the respective rights, such as dividend, voting, liquidation or other rights, preferences or limitations of either class of our Stock prior to the Reverse/Forward Stock Split and such class of Stock after the Reverse/Forward Stock Split.

No Appraisal or Dissenters' Rights

Under Kansas law, our Articles of Incorporation and our bylaws, no appraisal or dissenters' rights are available to stockholders of the Company who dissent from the Reverse/Forward Stock Split.

Escheat Laws

The unclaimed property and escheat laws of each state provide that under circumstances defined in that state's statutes, holders of unclaimed or abandoned property must surrender that property to the state.  Persons whose shares are cashed out and whose addresses are unknown to us, or who do not return their stock certificates and request payment for their cashed out shares, generally will have a certain period of time from the effective date of the Reverse Stock Split in which to claim the cash payment payable to them.  For example, with respect to stockholders whose last known addresses are in Kansas, as shown by our records, the period is five years while stockholders whose last known addresses are in New York, as shown by our records, the period is three years.  Following the expiration of that period, the applicable State unclaimed property authority would likely cause the cash payments to escheat to the State.  For stockholders who reside in some states, as shown by our records, state abandoned property laws may call for such state to obtain either (i) custodial possession of property that has been unclaimed until the owner reclaims it or (ii) escheat of such property to the state.  Under the laws of such other jurisdictions, the "holding period" or the time period which must elapse before the property is deemed to be abandoned may be shorter or longer than that in Kansas or New York.  If we do not have an address for the holder of record of the shares, then unclaimed cash-out payments will be turned over to our state of incorporation, the State of Kansas, in accordance with its escheat laws.

Regulatory Approvals

The Company is not aware of any material governmental or regulatory approval required for completion of the Reverse/Forward Stock Split, other than compliance with the relevant federal and state securities laws and the Kansas General Corporation Code.

Litigation

There is no ongoing litigation related to the Reverse/Forward Stock Split.

PROPOSAL NO. 1

-- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES

What am I voting on?

Stockholders are being asked to approve, subject to final action by the Board of Directors, a proposed amendment to Article SIXTH of our Articles of Incorporation under which the Company will effect a 1-for-600 Reverse Stock Split of the issued and outstanding shares of Capital Stock and Class B Capital Stock of the Company, such that stockholders of record who hold fewer than 600 shares of either class of our Stock will have such shares cancelled and converted into the right to receive $30.00 for each share of such class of Stock held of record prior to the Reverse Stock Split.  The text of the proposed amendment to effect the Reverse Stock Split is set forth in the form of the proposed Certificate of Amendment to the Articles of Incorporation attached to this proxy statement as Annex A-1.  Stockholder approval of the Reverse Stock Split will not be conditioned on stockholder approval of the Forward Stock Split contemplated by proposal 2 below.

The Reverse Stock Split is intended to take effect, subject to stockholder approval and subsequent final action by our Board of Directors, on the date the Company files the proposed Certificate of Amendment with the Secretary of State of the State of Kansas, or on any later date that the Company may specify in such Certificate of Amendment.  Our Board of Directors has retained the authority to determine whether and when to file the proposed Certificate of Amendment to effect the Reverse Stock Split, notwithstanding the authorization of the Reverse Stock Split by our stockholders.  We presently anticipate that the effective date of the Reverse Stock Split will occur on December 17, 2014, subject to stockholder approval and final action by the Board of Directors.

Following the effective date of the Reverse Stock Split, transmittal materials will be sent to those stockholders entitled to a cash payment that will describe how to turn in their stock certificates and receive the cash payments.  Those stockholders entitled to a cash payment should not turn in their stock certificates at this time.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14 and "Special Factors – Effects of the Reverse/Forward Stock Split" on page 22.

What are the purposes and effects of the proposed amendment?

As more fully described elsewhere in this proxy statement, the purposes and effects of the Reverse Stock Split and of the related Forward Stock Split are to enable the Company to terminate the registration of our Stock under the Exchange Act, if, after the Reverse/Forward Stock Split, there are fewer than 300 record holders of each class of our Stock and we make the necessary filings with the SEC.  The Board of Directors has decided that the costs of being an SEC reporting company outweigh the benefits and, thus, it is no longer in the best interests of the Company or of our stockholders, including our unaffiliated stockholders, for us to remain an SEC reporting company.  As a result of the Reverse Stock Split, registered stockholders holding fewer than 600 shares of either class of our Stock prior to the Reverse Stock Split will cease to own any shares of such class but will be eligible to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) per pre-Reverse Stock Split share of such class of Stock, without interest.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14, "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Alternatives Considered" beginning on page 22, and "Special Factors – Conduct of Our Business after the Reverse/Forward Stock Split" beginning on page 26.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote "FOR" approval of the proposed amendment to our Articles of Incorporation to effect the Reverse Stock Split.

PROPOSAL NO. 2
-- APPROVAL OF AMENDMENT TO THE ARTICLES OF INCORPORATION TO EFFECT THE FORWARD STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES IMMEDIATELY FOLLOWING THE REVERSE STOCK SPLIT OF THE COMPANY'S OUTSTANDING SHARES

What am I voting on?

Stockholders are being asked to approve, subject to stockholder approval of the Reverse Stock Split contemplated by proposal 1 above and final action by our Board of Directors, a proposed amendment to Article SIXTH of our Articles of Incorporation under which the Company, immediately following the Reverse Stock Split of each class of our Stock, will effect a 600-for-1 Forward Stock Split of each one issued and outstanding share of such class of Stock (and including each fractional share of such class in excess of one share).  The text of the proposed amendment to effect the Forward Stock Split is set forth in the form of the proposed Certificate of Amendment to the Articles of Incorporation attached to this proxy statement as Annex A-2.

The Forward Stock Split is intended to take effect, subject to stockholder approval of both the Forward Stock Split and the Reverse Stock Split contemplated by proposal 1 above and final action by our Board of Directors, on the date the Company files the proposed Certificate of Amendment with the Secretary of State of the State of Kansas, or on any later date that the Company may specify in such Certificate of Amendment.  The Certificate of Amendment would be filed with the Secretary of State of the State of Kansas immediately following the filing of the Certificate of Amendment to effect the Reverse Stock Split contemplated by proposal 1 above.  Our Board of Directors has retained the authority to determine whether and when to file the proposed Certificate of Amendment to effect the Forward Stock Split, notwithstanding the authorization of the Forward Stock Split by our stockholders.  We anticipate that the effective date of the Forward Stock Split will occur immediately following effectiveness of the Reverse Stock Split on December 17, 2014, subject to stockholder approval and final action by the Board of Directors.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14 and "Special Factors – Effects of the Reverse/Forward Stock Split" on page 22.

What are the purposes and effects of the proposed amendment?

As more fully described elsewhere in this proxy statement, the purposes and effects of the Forward Stock Split and of the related Reverse Stock Split are to enable the Company to terminate the registration of our Stock under the Exchange Act, if, after the Reverse/Forward Stock Split, there are fewer than 300 record holders of each class of our Stock and we make the necessary filings with the SEC.  The Board of Directors has decided that the costs of being an SEC reporting company outweigh the benefits and, thus, it is no longer in our best interests or the best interests of our stockholders, including our unaffiliated stockholders, for us to remain an SEC reporting company.  As a result of the Forward Stock Split (which would occur, subject to stockholder approval and final action by the Board of Directors, immediately following the consummation of the Reverse Stock Split), if any stockholder is the holder of record of 600 shares or more of either class of our Stock immediately prior to the effective date of the Reverse Stock Split, the number of shares of such class of Stock held by such stockholder will not change as a result of the Reverse/Forward Stock Split, and such stockholder will not receive any cash payment with respect to such class of Stock in connection with the Reverse/Forward Stock Split.  Such stockholder will not need to exchange or return any existing stock certificates representing shares of such class of Stock, which certificates will continue to evidence ownership of the same number of shares of such class as set forth on the face of the certificates immediately prior to the Reverse/Forward Stock Split.  The Forward Stock Split therefore would have the effect of eliminating any fractional shares of either class of our Stock resulting from the Reverse Stock Split, and allowing the Company to avoid having to make any cash payment with respect to such fractional shares, in each case, if such fractional shares are held by any stockholder who is the holder of record of 600 shares or more of such class immediately prior to the effective date of the Reverse Stock Split.

See "Special Factors – Purposes of and Reasons for the Reverse/Forward Stock Split" beginning on page 14, "Special Factors – Effects of the Reverse/Forward Stock Split" beginning on page 22, "Special Factors – Alternatives Considered" beginning on page 22, and "Special Factors – Conduct of Our Business after the Reverse/Forward Stock Split" beginning on page 26.

How does our Board of Directors recommend that I vote?

Our Board of Directors recommends that you vote "FOR" approval of the proposed amendment to our Articles of Incorporation to effect the Forward Stock Split.

INFORMATION ABOUT THE COMPANY

Name and Address

The name of the Company is The Monarch Cement Company, a Kansas corporation.  Our principal executive offices are located at 449 1200 Street, Humboldt, KS 66748, and our telephone number is (620) 473-2222.

Market Price of Capital Stock; Dividends

The only shares that the Company has the authority to issue under its Articles of Incorporation are:

•
10,000,000 shares of the Company's Capital Stock, $2.50 par value per share (referred to in this proxy statement as "Capital Stock"), of which __________ shares were outstanding as of the record date for the Special Meeting; and

•
10,000,000 shares of the Company's Class B Capital Stock, $2.50 par value per share (referred to in this proxy statement as "Class B Capital Stock"), of which __________ shares were outstanding as of the record date for the Special Meeting.

Class B Capital Stock is convertible at all times into Capital Stock on a share-for-share basis.  Neither class of our Stock is, or has ever been, listed on a national securities exchange, although our Capital Stock is quoted in the OTCBB marketplace under the trading symbol "MCEM" and trading in our Class B Capital Stock may be reported under the trading symbol "MCEMB".  The Company is only able to obtain the low and high sales prices for our Capital Stock as reported by Yahoo! at http://finance.yahoo.com and not the low and high bid quotations for 2013 and for the periods shown for 2014 since there are insufficient market-makers for the reporting of such quotations.  The 2012 share prices for our Capital Stock were over-the-counter market quotations reported by Ameriprise, who ascertained this information through a subscription service through Bloomberg.  Meaningful share price information for our Class B Capital Stock is not available.  The following table sets forth the range of the low and high quotations for our Capital Stock and of the dividends declared on our Stock, for each period presented.  The quotations below do not reflect the retail mark-up, markdown or commissions and may not represent actual transactions.

	Price		Dividends Declared
Period	Low	High	Per Share
2014
First Quarter	$26.00	$24.21	$0.00
Second Quarter	$25.00	$27.05	$0.23
Third Quarter (through August 13, 2014)	$25.60	$29.00	$0.23
2013
First Quarter	$20.00	$22.40	$0.00
Second Quarter	$21.00	$27.47	$0.23
Third Quarter	$21.55	$27.24	$0.23
Fourth Quarter	$23.50	$26.00	$0.46	*
2012
First Quarter	$23.25	$28.25	$0.00
Second Quarter	$21.50	$26.20	$0.23
Third Quarter	$21.76	$23.59	$0.23
Fourth Quarter	$19.85	$22.71	$0.46	*

* Reflects declaration of two $0.23 dividends - one payable in the last quarter of the year, and one payable in the first quarter of the following year

Our Board of Directors is responsible for determining the amount and timing of dividend payments.  All dividends are discretionary and are based on past financial performance and availability of funds.  Under the terms and conditions of our loan agreement effective for 2012, the Company's ability to pay dividends was subject to its satisfaction of certain financial covenants that the Company was in compliance with at year end.  The Company was required to maintain a tangible net worth after accumulated other comprehensive income (loss) of $85.0 million, maintain a minimum tangible net worth before accumulated other comprehensive income (loss) of $95.0 million, and restrict cash dividends in any fiscal year to a maximum of $3.8 million.  In November 2012, our current lender granted the Company a waiver which enabled the Board of Directors at their December meeting to authorize the payment in December 2012 of $0.9 million of the Company's cash dividends that are typically paid in January of the following year.  This resulted in five dividend payments made in 2012, each of which was declared as a $0.23 per share dividend.  For several years prior to 2012, the Company paid a dividend four times during the year-January, March, June and September.

Under the terms and conditions of our new credit agreement entered into on December 31, 2012, the Company's ability to pay dividends is subject to its satisfaction of the requirements to maintain a minimum tangible net worth after accumulated other comprehensive income (loss) of $85.0 million and maintain a minimum tangible net worth before accumulated other comprehensive income (loss) of $95.0 million.  The requirements could impact the Company's ability to pay and the size of dividends in the future.  Although dividends are declared at the Board's discretion and could be impacted by the requirements of the Company's loan agreement, we project future earnings will support the continued payment of dividends at the current level (four quarterly dividends of $0.23 per share).

The Company does not have any compensation plans or individual compensation arrangements under which equity securities of the registrant are authorized for issuance to employees or non-employees.

Stockholders

As of July 31, 2014, there were approximately 536 and 348 holders of record of our Capital Stock and Class B Capital Stock, respectively.  The Company is the transfer agent for its Stock.

Prior Public Offerings

We have not made an underwritten public offering of our Capital Stock or Class B Capital Stock for cash during the three years preceding the date of this proxy statement.

Stock Purchases

As previously announced, on August 5, 2011, the Board of Directors authorized the purchase, through open market or private transactions, of 101,672 shares of Capital Stock and Class B Capital Stock in addition to the then existing 98,328 shares remaining from the Board's 1996 authorization, for a total repurchase authority of 200,000 shares.  Management's authorization has no expiration.  Management was given discretion to determine the number and pricing of the shares to be purchased, as well as, the timing of any such purchases.  As of July 31, 2014, the Company continued to be authorized by the Board, exercisable in management's discretion, to purchase up to 135,313 shares of our Stock.

In June 2014 the Company adopted a Rule 10b5-1 plan for the purpose of repurchasing shares of its Stock in accordance with guidelines specified under Rule 10b5-1 of the Exchange Act and our policies regarding stock transactions.  This plan was established pursuant to, and as part of, the Company's share repurchase program.  A plan under Rule 10b5-1 allows a company to repurchase its shares at times when it otherwise might be prevented from doing so under insider trading laws or because of self-imposed trading blackout periods.  Until August 29, 2014, KCG Americas, LLC was authorized under the terms and limitations specified in the plan to repurchase shares of Stock on the Company's behalf in accordance with the terms of the plan.  Repurchases are subject to SEC regulations as well as certain price, market volume and timing constraints specified in the plan.  The Company may terminate the plan at any time.

The following table summarizes the purchases made by or on behalf of our Company during the two year period ended June 30, 2014 including, for each quarter during that period, the number of shares purchased, the range of prices paid and the average purchase price paid:

Quarter Ended	Number of Shares Purchased	Range of Prices Paid	Average Purchase Price
September 30, 2012	--	--	--
December 31, 2012	--	--	--
March 31, 2013	--	--	--
June 30, 2013	15,614	$22.23 - $25.91	$24.46
September 30, 2013	17,773	$22.28 - $25.70	$24.30
December 31, 2013	13,316	$24.00 - $24.68	$24.17
March 31, 2014	--	--	--
June 30, 2014	1,250	$25.55	$25.55
Total	47,953	$22.23 - $25.91	$24.35

Except as described in this "Stock Purchases" section, neither the Company nor, to the knowledge of management, any director, executive officer or controlling person of the Company has purchased any shares of our Stock during the 60 days preceding the date of this prospectus.

Certain Information Concerning the Company, the Company's Directors and Executive Officers

Directors.

The members of the Company's Board of Directors as well as a description of their respective business experience for at least the last five years is provided below.

Jack R. Callahan is the retired former President of our Company.  He has an integral understanding of our corporate-wide operations through the experience and knowledge he gained during his 40 years of employment with our Company.  He began his career as a salesman and served 17 years as our President before retiring in 1997.  Mr. Callahan currently serves on our Audit Committee.

Ronald E. Callaway is a retired feed yard manager in central Kansas.

David L. Deffner is the Director of Music at Davis Community Church, Davis California.

Robert M. Kissick is the retired former President of Hydraulic Power Systems, Inc., a manufacturer of construction equipment, and Chairman of the Board of that company.  He has served as a Vice President of our Company since 1980, although he currently is not actively involved in the daily affairs of our Company.

Gayle C. McMillen is a retired former instrumental music teacher.  He has served as Music Coordinator for Trinity United Methodist Church in Salina, Kansas since June 2005 and was an Adjunct Professor at Kansas Wesleyan University in Salina, Kansas from 2006-2013.

Byron J. "B. J." Radcliff is a rancher.  He is the son of Byron K. Radcliff.

Byron K. "Kent" Radcliff is the owner and manager of the 9,000 acre Radcliff Ranch, located near Dexter, Kansas.  He has served as our Vice Chairman of the Board since 2001, as our Secretary since 1999 and as our Treasurer since 1976, although he currently is not actively involved in the daily affairs of our Company.  He is the father of Byron J. Radcliff.

Steve W. Sloan has 18 years' experience in the aggregate and ready-mixed concrete industry.  He has served six years as the President and CEO of Midwest Minerals, Inc. ("Midwest Minerals") headquartered in Pittsburg, Kansas.  Midwest Minerals provides crushed limestone aggregates and agricultural lime throughout southeast Kansas, northeast Oklahoma and southwest Missouri.  Mr. Sloan also serves as Advisory Board Member of Commerce Bank in Pittsburg, Kansas, a subsidiary of Commerce Bancshares, Inc., and Chairman of the Board of Blue Cross and Blue Shield of Kansas.  Mr. Sloan is Past Chairman of the National Stone, Sand, & Gravel Association and Past President of the Kansas Aggregate Producers Association.

Michael R. Wachter, a civil engineer licensed in the state of Washington, serves as the Vice President and  Director of Operations for Concrete Technology Corporation, a prestressed/precast concrete producer located in Tacoma, Washington.  He is also a member of their Management Committee and Board of Directors.

Walter H. Wulf, Jr. has served as our Chairman of the Board since 2001 and as our President since 1997.  Prior to that, following a tour of duty in Vietnam, he served our Company as a salesman and later as a Vice President.  He is the father of Walter H. Wulf, III.

Walter H. Wulf, III serves as Assistant Manager Customer Experience for General Motors Corporation in Detroit, Michigan.  He is the son of Walter H. Wulf, Jr.

Executive Officers.

The Company's executive officers as well as a description of their respective business experience for at least the last five years is provided below.

Walter H. Wulf, Jr. has served as our Chairman of the Board since 2001 and as our President since 1997.  See above discussion concerning him under "Information About the Company - Certain Information Concerning the Company, the Company's Directors and Executive Officers – Directors."

Robert M. Kissick has served as a Vice President of our Company since 1980, although he currently is not actively involved in the daily affairs of our Company.  See above discussion concerning him under "Information About the Company - Certain Information Concerning the Company, the Company's Directors and Executive Officers – Directors."

Byron K. "Kent" Radcliff has served as our Vice Chairman of the Board since 2001, as our Secretary since 1999 and as our Treasurer since 1976, although he currently is not actively involved in the daily affairs of our Company.  See above discussion concerning him under "Information About the Company - Certain Information Concerning the Company, the Company's Directors and Executive Officers – Directors."

Debra P. Roe has served as Chief Financial Officer of our Company since 2003 and as Assistant Secretary-Treasurer since 1998.

N. Joan Perez has served as Vice President – Sales of our Company since 2005.

Kenneth G. Miller has served as Vice President – Cement Manufacturing of our Company since April 2014.  Mr. Miller has been employed by the Company for the past 42 years, serving in various capacities with the most recent being Plant Manager.

Additional Information.

The Company is the "filing person" for purposes of Schedule 13E-3.  The address of each director and executive officer of the Company is c/o The Monarch Cement Company, 449 1200 Street, P.O. Box 1000, Humboldt, KS 66748 and the telephone number at that address is (620) 473-2222.  Neither the Company nor any of the Company's directors or executive officers has been convicted in a criminal proceeding during the past five years (excluding traffic violations or similar misdemeanors) or has been a party to any judicial or administrative proceeding during the past five years (except for matters that were dismissed without sanction or settlement) that resulted in a judgment, decree or final order enjoining the person from future violations of, or prohibiting activities subject to, federal or state securities laws, or a finding of any violation of federal or state securities laws.  Each of the Company's directors and executive officers is a citizen of the United States.

Transactions between the Company and Executive Officers and Directors of the Company

On an annual basis, each executive officer, director and director nominee is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with our Company in which the executive officer, director and director nominee, or any member of his or her immediate family, have a direct or indirect material interest.  Our Board of Directors would resolve any conflict of interest question involving our Chief Executive Officer, and either our Board of Directors or our Chief Executive Officer would resolve any conflict of interest issue involving any other officer or employee of our Company.  In each case, all transactions between our Company and our officers and directors will be on terms no more favorable to those related parties than the terms provided to independent third parties.

Phillip G. Rush was President and a Director of our Company's subsidiary, Tulsa Dynaspan, Inc. until his employment on July 12, 2013 with Sherwood Construction, when the ready-mixed concrete assets of Tulsa Dynaspan, Inc. were sold to Sherwood.  He is the brother of our Company's recently retired Vice President, Rick E. Rush.  The salary, bonus and other benefits provided to Phillip G. Rush during 2013 were comparable to those provided to other similarly situated employees of our Company and its subsidiaries, and totaled approximately $102,000.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following tables sets forth, as of July 31, 2014 and pro forma for the Reverse/Forward Stock Split (based on approximately 60,693 shares of our Capital Stock and 39,167 shares of our Class B Capital Stock anticipated to be retired), certain information regarding the beneficial ownership of each class of our Stock by:

•	each person who has reported being a "beneficial owner" of more than five percent of the outstanding shares of either class of our Stock;

•	each director;

•	each executive officer; and

•	all directors and executive officers as a group.

Persons and groups that beneficially own in excess of 5% of either class of our Stock are required to file certain reports with the Company and with the SEC regarding such beneficial ownership.  For purposes of the table immediately below and the table set forth under "Beneficial Stock Ownership of Management," a person is deemed to be the beneficial owner of any shares of our Stock (1) over which the person has or shares, directly or indirectly, voting or investment power, or (2) of which the person has a right to acquire beneficial ownership at any time within 60 days after July 31, 2014.  Beneficial ownership information is presented as of July 31, 2014, except that, where beneficial ownership information is as of earlier dates derived from SEC filings, that fact is indicated in the footnotes to the table.  "Voting power" is the power to vote or direct the voting of shares and "investment power" is the power to dispose or direct the disposition of shares.  Persons and groups identified in the table have sole voting power and sole investment power over the shares, except as otherwise stated in footnotes to the table.  We obtained the information provided in the following table from filings with the SEC and from representations made by the persons listed below.  Except as otherwise noted in the footnotes below, each person or entity identified in the tables would have had sole voting and investment power with respect to the securities indicated in the table.  Percentages have been calculated based on 2,599,633 shares of our Capital Stock and 1,366,048 shares of our Class B Capital Stock outstanding, actual, at July 31, 2014 and based on an estimated 2,538,940 shares of our Capital Stock and 1,326,881 shares of our Class B Capital Stock outstanding, pro forma, at July 31, 2014.

Beneficial Ownership of Principal Stockholders, Actual and Pro Forma

			Actual			Pro Forma, assumes completion of the Reverse/Forward Stock Split as of July 31, 2014
Name and Address of Beneficial Owner	Capital Stock Beneficially Owned	Class B Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned
Byron K. Radcliff (1) P.O. Box 100 Dexter, KS 67038	200,560	211,960	7.71%	15.51%	10.40%	7.90%	15.97%	10.67%
Walter H. Wulf, Jr. (2) 700 Wulf Drive Humboldt, KS 66748	173,102	180,942	6.66%	13.25%	8.93%	6.82%	13.64%	9.16%
Franklin Resources Inc. (3) One Franklin Parkway San Mateo, CA 94403-1906	140,744	--	5.41%	--	3.55%	5.54%	--	3.64%

__________________
(1)
The shares of Capital Stock reported includes (i) 199,760 shares held in a trust, of which Mr. Radcliff is trustee, for the benefit of him and his family, and (ii) 800 shares held by Mr. Radcliff's wife.  Mr. Radcliff disclaims beneficial ownership of the 800 shares owned by his wife.  The shares of Class B Capital Stock reported includes (i) 72,304 shares held by Grantor Retained Annuity Trusts established by Mr. Radcliff and of which he is trustee, (ii) 136,324 shares held in a trust, of which Mr. Radcliff is trustee, for the benefit of him and his family, and (iii) 3,332 shares held in a trust of which his wife is trustee, for the benefit of his wife and their four children.

(2)
The shares of Capital Stock reported includes (i) 8,310 shares held by Walter H. Wulf, Jr. individually, (ii) 1,900 shares held by Mr. Wulf's wife, (iii) 25,000 shares held in a trust, of which Mr. Wulf is trustee, for his benefit, (iv) 50,000 shares held in two trusts, of which Mr. Wulf is trustee, for the respective benefit of Mr. Wulf's two sisters, (v) 40,300 shares held in Walter H. Wulf Company, LLC of which Mr. Wulf is manager, for the benefit of Mr. Wulf, his two sisters and their children, (vi) 4,000 shares held in the Walter H. Wulf and May L. Wulf Charitable Foundation, of which Mr. Wulf is trustee, and (vii) 43,592 shares held in Wulf General, LLC, of which Mr. Wulf is manager, for the benefit of Mr. Wulf and his two sisters.  Mr. Wulf disclaims beneficial ownership of the 1,900 shares owned by his wife and the 50,000 shares held in two trusts for the respective benefit of Mr. Wulf's two sisters.  The shares of Class B Capital Stock reported includes (i) 13,950 shares held by Walter H. Wulf, Jr. individually (of which 10,850 shares are pledged as security), (ii) 2,500 shares held jointly by Mr. Wulf and his wife, (iii) 1,900 shares held by Mr. Wulf's wife, (iv) 25,000 shares held in a trust, of which Mr. Wulf is trustee, for his benefit, (v) 50,000 shares held in two trusts, of which Mr. Wulf is trustee for the respective benefit of Mr. Wulf's two sisters, and (vi) 87,592 shares held in Wulf General, LLC, of which Mr. Wulf is manager, for the benefit of Mr. Wulf and his two sisters.  Mr. Wulf disclaims beneficial ownership of the 1,900 shares owned by his wife and the 50,000 shares held in two trusts for the respective benefit of Mr. Wulf's two sisters.

(3)
The information provided is based solely on the Schedule 13G filed with the SEC on February 11, 2014 by Franklin Resources, Inc., Charles B. Johnson, Rupert H. Johnson, Jr. and Franklin Advisory Services, LLC. The shares are reported as being owned by one or more open- or closed-end investment companies or other managed accounts that are investment management clients of investment managers that are direct and indirect subsidiaries of Franklin Resources, Inc., including Franklin Advisory Services, LLC. Charles B. Johnson and Rupert H. Johnson, Jr. each is reported as owning in excess of 10% of the outstanding common stock of Franklin Resources, Inc. and are the principal stockholders of Franklin Resources, Inc. Franklin Advisory Services, LLC is reported as having sole voting and sole dispositive power over 140,744 shares of Capital Stock. The business address of Franklin Resources, Inc., Charles B. Johnson and Rupert H. Johnson, Jr. is reported as One Franklin Parkway, San Mateo, California 94403-1906, and the business address of Franklin Advisory Services, LLC is reported as One Parker Plaza, Ninth Floor, Fort Lee, New Jersey 07024-2938.

Beneficial Ownership of Management, Actual and Pro Forma

			Actual			Pro Forma, assumes completion of the Reverse/Forward Stock Split as of July 31, 2014
Name of Beneficial Owner	Capital Stock Beneficially Owned	Class B Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned	Percentage of Capital Stock Beneficially Owned	Percentage of Class B Capital Stock Beneficially Owned	Percentage of Capital Stock and Class B Capital Stock Beneficially Owned
Jack R. Callahan (1)	--	1,000	--	*	*	--	*	*
Ronald E. Callaway	10,636	13,337	*	*	*	*	1.01%	*
David L. Deffner	3,350	16,463	*	1.21%	*	*	1.24%	*
Robert M. Kissick (2)	22,128	39,903	*	2.92%	1.56%	*	3.01%	1.60%
Gayle C. McMillen (3)	40,220	69,220	1.55%	5.07%	2.76%	1.58%	5.22%	2.83%
Byron J. Radcliff	4,050	1,000	*	*	*	*	*	*
Byron K. Radcliff (4)	200,560	211,960	7.71%	15.52%	10.40%	7.90%	15.97%	10.67%
Steve W. Sloan (5)	1,900	--	*	--	*	*	--	*
Michael R. Wachter	1,600	500	*	*	*	*	--	*
Walter H. Wulf, Jr. (6)	173,102	180,942	6.66%	13.25%	8.93%	6.82%	13.64%	9.16%
Walter H. Wulf, III	3,700	3,700	*	*	*	*	*	*
Debra P. Roe (1)	1,925	825	*	*	*	*	*	*
N. Joan Perez	4,256	--	*	--	*	*	--	*
Kenneth G. Miller (1)	225	225	*	*	*	--	--	--
All directors and executive officers as a group (14 persons)	467,652	539,075	17.99%	39.46%	25.39%	18.41%	40.57%	26.02%

__________________
(1)	The shares reported are held jointly with the beneficial owner's spouse.

(2)
The shares of Capital Stock reported includes 3,528 shares held in trusts of which Robert M. Kissick is sole trustee and 18,600 shares held in a trust of which Mr. Kissick's wife is sole trustee.  The shares of Class B Capital Stock reported includes 6,428 shares held in trusts of which Robert M. Kissick is sole trustee and 33,475 shares held in a trust of which Mr. Kissick's wife is sole trustee.  Mr. Kissick disclaims beneficial ownership of the 18,600 shares of Capital Stock and 33,475 shares of Class B Capital Stock held in his wife's trust.

(3)
The shares of Capital Stock reported includes 20,110 shares held in Mr. McMillen's trust and 20,110 shares held in his wife's trust.  The shares of Class B Capital Stock reported includes 34,610 shares held in Mr. McMillen's trust and 34,610 shares held in his wife's trust.

(4)	See footnote (1) to the table under the caption "Beneficial Ownership of Principal Stockholders" above.

(5)	The shares of Capital Stock reported includes 500 shares held jointly with wife and 1,400 shares held by corporation of which his wife is a principal stockholder.

(6)	See footnote (2) to the table under the caption "Beneficial Ownership of Principal Stockholders" above.

FINANCIAL INFORMATION

Summary Historical Financial Information

The following summary of consolidated financial information was derived from our audited consolidated financial statements as of and for the years ended December 31, 2013 and December 31, 2012 and from unaudited consolidated interim financial statements as of and for the three and six months ended June 30, 2014 and June 30, 2013.  All adjustments (consisting only of normal recurring adjustments) which are, in the opinion of management, necessary for a fair presentation of the financial condition and results of operations of the Company, have been included.  Results for the three and six months ended June 30, 2014 may not be indicative of results to be realized for the entire year.  This financial information is only a summary and should be read in conjunction with our historical financial statements and the accompanying footnotes contained in our Annual Report on Form 10-K for the year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarter ended June 30, 2014, which reports are incorporated herein by reference.  The Company has no Stock equivalents and therefore does not report diluted earnings per share.  Please see the information set forth below under the captions "Where You Can Find More Information" beginning on page 44, and "Incorporation of Certain Documents by Reference" beginning on page 45.

Consolidated Statements of Income Information (dollar amounts in thousands except per share data)

	Three Months Ended 6/30/2014	Three Months Ended 6/30/2013	Six Months Ended 6/30/2014	Six Months Ended 6/30/2013	Year Ended 12/31/2013	Year Ended 12/31/2012
Net sales	$43,332	$35,525	$66,794	$56,890	$127,442	$128,842
Gross profit	11,058	7,278	10,981	6,866	20,671	24,560
Net income (loss) from continuing operations	5,489	3,876	2,797	3,614	8,122	10,430
Net income (loss) from discontinued operations	--	(2,013)	(128)	(3,692)	(2,679)	(7,300)
Net income (loss):	5,489	1,863	2,669	(78)	5,443	3,130

Basic earnings (loss) per share:
From continuing operations	1.39	0.96	0.71	0.90	2.03	2.60
From discontinued operations	--	(0.50)	(0.03)	(0.92)	(0.67)	(1.82)
Net earnings per share	1.39	0.46	0.68	(0.02)	1.36	0.78

Consolidated Balance Sheets Information (dollar amounts in thousands)

	As of 6/30/2014	As of 12/31/2013	As of 12/31/2012
Receivables, net	$18,525	$12,139	$17,235
Inventories	31,474	31,264	32,755
Other current assets	5,506	8,104	4,291
Total current assets	$55,505	$51,507	$54,281
Property, plant and equipment, at cost, net	86,084	80,940	83,179
Investments	29,809	25,293	25,298
Other noncurrent assets	11,809	16,366	19,074
Total assets	$183,207	$174,106	$181,832

Total current liabilities	$16,758	$14,686	$19,741
Long-term debt	15,423	12,061	9,684
Accrued postretirement benefits	25,102	24,918	36,263
Accrued pension expense	7,363	8,009	13,242
Stockholders' equity	118,561	114,432	102,902
Total liabilities and stockholders' equity	$183,207	$174,106	$181,832

Ratio of Earnings to Fixed Charges.  For the years ended December 31, 2013 and 2012, the six months ended June 30, 2014 and 2013 and the three months ended June 30, 2014 and 2013, the Company had a ratio of earnings to fix charges of 28.82, 25.77, 23.26, 24.17, 78.58 and 42.17, respectively.

Book Value Per Share.  The Company's book value per share of Stock as of June 30, 2014, December 31, 2013 and December 31, 2012 was $29.90, $28.85 and $25.64, respectively.

Pro Forma Consolidated Financial Information

The Company considered the pro forma effect of the Reverse/Forward Stock Split on:

•	The Company's unaudited consolidated balance sheet as of June 30, 2014;

•
The Company's unaudited consolidated statements of operations, earnings per share and ratio of earnings to fixed charges for the year ended December 31, 2013 and for the six months ended June 30, 2014; and

•	The Company's book value per share of Stock as of June 30, 2014.

Such pro forma effect was determined by the Company to not be material.

WHERE YOU CAN FIND MORE INFORMATION

The Reverse/Forward Stock Split is a "going private" transaction subject to Rule 13e-3 of the Exchange Act.  The Company has filed a Rule 13e-3 Transaction Statement on Schedule 13E-3 under the Exchange Act with respect to the Reverse/Forward Stock Split.  The Schedule 13E-3 contains additional information about the Company.  Copies of the Schedule 13E-3 are available for inspection and copying at the principal executive offices of the Company during regular business hours by any interested stockholder of the Company, or a representative who has been so designated in writing, and may be inspected and copied, or obtained by mail, by written request directed to Debra P. Roe, The Monarch Cement Company, 449 1200 Street, P. O. Box 1000, Humboldt, KS, 66748.

The Company is currently subject to the information requirements of the Exchange Act and files periodic reports, proxy statements and other information with the SEC relating to its business, financial condition and other matters.

Pursuant to the Exchange Act, we currently file annual and quarterly reports with the SEC.  Our Annual Report on Form 10-K for the year ended December 31, 2013, filed pursuant to Section 13 of the Exchange Act, includes financial statements and schedules.  Our most recent Quarterly Report on Form 10-Q for the period ended June 30, 2014, filed pursuant to Section 13 of the Exchange Act, also includes financial statements and schedules.  The Company's Form 10-K for the fiscal year ended December 31, 2013 was filed with the SEC on March 14, 2014 and its report on Form 10-Q for the quarter ended June 30, 2014 was filed with the SEC on August 8, 2014.

You may read and copy any document we file at the SEC's public reference room at 100 F Street, N.E., Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 for further information on the public reference room.  Our SEC filings are also available to the public electronically on the SEC's Website at http://www.sec.gov.

PROXY MATERIALS DELIVERED TO A SHARED ADDRESS

The Company, upon written or oral request, will deliver without charge a separate copy of this proxy statement, as may be requested, to any stockholder at a shared address to which only a single copy of such materials was delivered, as permitted by the SEC.

INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

In our filings with the SEC, information is sometimes incorporated by reference.  This means that we are referring you to information that we have filed separately with the SEC.  The information incorporated by reference should be considered part of this proxy statement, except for any information superseded by information contained directly in this proxy statement.

This proxy statement incorporates by reference the following documents into this proxy statement:

•	Annual Report on Form 10-K for the year ended December 31, 2013; and

•	Quarterly Report on Form 10-Q for the quarter ended June 30, 2014.

Any stockholder of record as of the record date for the Special Meeting may obtain by mail a copy of any document incorporated by reference into this proxy statement, by written request directed to Debra P. Roe, The Monarch Cement Company, 449 1200 Street, P. O. Box 1000, Humboldt, KS, 66748.  Such documents also are available to the public electronically on the SEC's Website at http://www.sec.gov.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This proxy statement contains certain forward-looking statements concerning, among other things, our anticipated results, and future plans and objectives that are or may be considered to be "forward-looking statements."  The words "believe", "expect", "anticipate", "should", "could" and other expressions that indicate future events and trends identify forward-looking statements.  These expectations are based upon many assumptions that we believe to be reasonable, but such assumptions ultimately may prove to be materially inaccurate or incomplete, in whole or in part and, therefore, undue reliance should not be placed on them.  Several factors which could cause actual results to differ materially from those discussed in such forward-looking statements include, but are not limited to: the reactions of our customers, suppliers and other persons with whom we do business prior to the Reverse/Forward Stock Split; the effects of the Reverse/Forward Stock Split on the market for either class of our Stock; general global and economic conditions; and other factors recited from time to time in our filings with the SEC.  In light of the uncertainty inherent in our forward-looking statements, you should not consider their inclusion to be a representation that the forward-looking statements will be achieved.  In evaluating forward-looking statements, you should consider all these risks and uncertainties, together with any other risks described in our other reports and documents furnished or filed with the SEC, and you should not place undue reliance on those statements.  We assume no obligation for updating any forward-looking statements, whether as a result of new information, future events, or otherwise.  However, to the extent that there are any material changes in the information contained in this proxy statement, the Company will promptly disclose the changes as and to the extent required by applicable law and the rules and regulations of the SEC.

OTHER BUSINESS

The Board of Directors does not intend to bring any other business before the Special Meeting, and, so far as is known to the Board of Directors, no matters are to be brought before the Special Meeting except as specified in the Notice of Special Meeting of the Stockholders.  As to any business that may properly come before the Special Meeting, however, it is intended that proxies, in the form enclosed, will be voted in respect thereof in accordance with the judgment of the persons voting such proxies.

We have not authorized anyone to give any information or make any representation about the Reverse/Forward Stock Split or us that differs from, or adds to, the information in this proxy statement or in our documents that are publicly filed with the SEC.  If anyone does give you different or additional information, you should not rely on it.

WHETHER OR NOT YOU PLAN TO ATTEND, PLEASE PROMPTLY VOTE BY DATING, SIGNING AND MAILING THE ENCLOSED PROXY CARD IN THE RETURN ENVELOPE PROVIDED TO ENSURE THAT YOUR SHARES WILL BE REPRESENTED AT THE SPECIAL MEETING.

BY ORDER OF THE BOARD OF
DIRECTORS

Debra P. Roe, CPA
Assistant Secretary

November 4, 2014

ANNEX A-1 (Certificate of Amendment – Reverse Stock Split)

CERTIFICATE OF AMENDMENT TO

ARTICLES OF INCORPORATION

OF

THE MONARCH CEMENT COMPANY

The undersigned, The Monarch Cement Company, a Kansas corporation (the "Corporation"), for the purposes of amending the Articles of Incorporation of the Corporation, in accordance with the General Corporation Code of Kansas, does hereby make and execute this Certificate of Amendment of Articles of Incorporation and does certify that:

I.           The name of the Corporation is The Monarch Cement Company, which is also the name under which the Corporation was originally incorporated.

II.           The Kansas Business ID number for the Corporation is 0100776.

III.           Resolutions were duly adopted by the Board of Directors of the Corporation setting forth the proposed amendment to the Articles of Incorporation of the Corporation herein contained, declaring the advisability of said amendment and recommending the approval by the stockholders of the Corporation of said amendment, in accordance with K.S.A. 17-6602.

IV.           The amendment to the Articles of Incorporation of the Corporation adopted by resolution of the Board of Directors of the Corporation is as follows:

RESOLVED, that Article SIXTH of the Articles of Incorporation of The Monarch Cement Company be amended by adding the following paragraph immediately following the first paragraph (comprising a single sentence) of said Article SIXTH:

Effective as of the time of effectiveness of the amendment to these Articles of Incorporation providing for the addition of this paragraph of Article SIXTH in accordance with the General Corporation Code of Kansas (the "Effective Time") and without regard to any other provision of these Articles of Incorporation, this corporation shall and hereby does effect a 1-for-600 reverse stock split of its Capital Stock and Class B Capital Stock such that (I) each one (1) share of Capital Stock, either issued or outstanding or held by this corporation as treasury stock, immediately prior to the Effective Time shall be and hereby is automatically reclassified, converted and changed (without any further act) into one-six hundredth (1/600th) of a fully paid and nonassessable share of Capital Stock without increasing or decreasing the amount of stated capital or paid-in surplus of this corporation, provided that no fractional shares of Capital Stock shall be issued to any registered holder of fewer than 600 shares of Capital Stock immediately prior to the Effective Time, and that instead of issuing fractional shares of Capital Stock to such holders, each share of Capital Stock held by any such holder immediately prior to the Effective Time shall be canceled and converted into the right to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) on a pre-split basis, without interest; and (II) each one (1) share of Class B Capital Stock, either issued or outstanding or held by this corporation as treasury stock, immediately prior to the Effective Time shall be and hereby is automatically reclassified, converted and changed (without any further act) into one-six hundredth (1/600th) of a fully paid and nonassessable share of Class B Capital Stock without increasing or decreasing the amount of stated capital or paid-in surplus of this corporation, provided that no fractional shares of Class B Capital Stock shall be issued to any registered holder of fewer than 600 shares of Class B Capital Stock immediately prior to the Effective Time, and that instead of issuing fractional shares of Class B Capital Stock to such holders, each share of Class B Capital Stock held by any such holder immediately prior to the Effective Time shall be canceled and converted into the right to receive a cash payment of $30.00 (subject to any applicable U.S. federal, state and local withholding tax) on a pre-split basis, without interest.

V.           The amendment to the Articles of Incorporation of the Corporation herein contained was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

VI.           The amendment to the Articles of Incorporation of the Corporation herein contained shall be effective as of 6:00 p.m. Central Time on December 17, 2014.

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct.  Executed this ____ day of December, 2014.

THE MONARCH CEMENT COMPANY

By:	/s/
Name:
Title:

ANNEX A-2 (Certificate of Amendment – Forward Stock Split)

CERTIFICATE OF AMENDMENT TO
ARTICLES OF INCORPORATION
OF

THE MONARCH CEMENT COMPANY

The undersigned, The Monarch Cement Company, a Kansas corporation (the "Corporation"), for the purposes of amending the Articles of Incorporation of the Corporation, in accordance with the General Corporation Code of Kansas, does hereby make and execute this Certificate of Amendment of Articles of Incorporation and does certify that:

I.           The name of the Corporation is The Monarch Cement Company, which is also the name under which the Corporation was originally incorporated.

II.           The Kansas Business ID number for the Corporation is 0100776.

III.           Resolutions were duly adopted by the Board of Directors of the Corporation setting forth the proposed amendment to the Articles of Incorporation of the Corporation herein contained, declaring the advisability of said amendment and recommending the approval by the stockholders of the Corporation of said amendment, in accordance with K.S.A. 17-6602.

IV.           The amendment to the Articles of Incorporation of the Corporation adopted by resolution of the Board of Directors of the Corporation is as follows:

RESOLVED, that Article SIXTH of the Articles of Incorporation of The Monarch Cement Company be amended by deleting the second paragraph of said Article SIXTH in its entirety and substituting in lieu thereof the following new paragraph:

Effective as of the time of effectiveness of the amendment to these Articles of Incorporation providing for the addition of this paragraph of Article SIXTH in accordance with the General Corporation Code of Kansas (the "Effective Time") and without regard to any other provision of these Articles of Incorporation, this corporation shall and hereby does effect a 600-for-1 forward stock split of its Capital Stock and Class B Capital Stock such that (I) each one (1) share of Capital Stock (and including any fraction of a share in excess of one (1) share), either issued or outstanding or held by this corporation as treasury stock immediately prior to the Effective Time, shall be and hereby is automatically reclassified, converted and changed (without any further act) into six hundred (600) fully paid and nonassessable shares of Capital Stock (or, with respect to any such fraction of a share, such lesser number of shares of Capital Stock as may be applicable based on such 600-for-1 ratio and determined by multiplying six hundred (600) by such fraction of a share); and (II) each one (1) share of Class B Capital Stock (and including any fraction of a share in excess of one (1) share), either issued or outstanding or held by this corporation as treasury stock immediately prior to the Effective Time, shall be and hereby is automatically reclassified, converted and changed (without any further act) into six hundred (600) fully paid and nonassessable shares of Class B Capital Stock (or, with respect to any such fraction of a share, such lesser number of shares of Class B Capital Stock as may be applicable based on such 600-for-1 ratio and determined by multiplying six hundred (600) by such fraction of a share), in each case, without increasing or decreasing the amount of stated capital or paid-in surplus of this corporation.

V.           The amendment to the Articles of Incorporation of the Corporation herein contained was duly adopted in accordance with the provisions of K.S.A. 17-6602, as amended.

VI.           The amendment to the Articles of Incorporation of the Corporation herein contained shall be effective as of 6:01 p.m. Central Time on December 17, 2014.

I declare under penalty of perjury under the laws of the state of Kansas that the foregoing is true and correct.  Executed this ____ day of December, 2014.

THE MONARCH CEMENT COMPANY

By:	/s/
Name:
Title:

PRELIMINARY COPY. SUBJECT TO COMPLETION.
DATED AUGUST 29, 2014.

The Monarch Cement Company 449 1200 Street, P.O. Box 1000, Humboldt, KS 66748-0900 Phone: 620-473-2222 Fax: 620-473-2447

PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Walter H. Wulf, Jr., Robert M. Kissick and Byron K. Radcliff as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote all of the shares of Capital Stock and Class B Capital Stock of The Monarch Cement Company held of record by the undersigned on October 20, 2014 at a special meeting of stockholders to be held on December 5, 2014, or any adjournment or adjournments thereof, as fully and with the same effect as the undersigned might or could do if personally present, with respect to the following business proposed by the Company to be conducted at the meeting:

1.	Proposed amendment to our articles of incorporation, subject to final action by our board of directors, to effect a 1-for-600 reverse stock split of our Capital Stock and Class B Capital Stock:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

2.
Proposed amendment to our articles of incorporation, subject to stockholder approval of proposal 1 above and final action by our board of directors, to effect a 600-for-1 forward stock split of each one share (and including each fractional share in excess of one share) of our Capital Stock and Class B Capital Stock:

FOR [ ]	AGAINST [ ]	ABSTAIN [ ]

3.	In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof by or at the direction of the Board of Directors.

A majority of said Proxies, or their substitutes, present and acting at said meeting, or any adjournment thereof (or if only one be present and acting, that one) shall have and may exercise all of the powers of all of said Proxies.  This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder.  IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.  This proxy confers discretionary authority of said Proxies, or any of them or their substitutes, to vote the shares in accordance with their judgment with respect to any other matters that may properly come before said meeting or any adjournment thereof, which are not known to the Company a reasonable time before the solicitation relating to the meeting.  The undersigned hereby ratifies and confirms all that said Proxies, or any of them or their substitutes, may lawfully do or cause to be done by virtue hereof and acknowledges receipt of the notice of said meeting and the Proxy Statement accompanying it.

PLEASE SIGN EXACTLY AS NAME APPEARS.
When shares are held by joint tenants, both should sign.  When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by president or other authorized officer.  If a partnership, please sign in partnership name by authorized person.

Signature

Dated ________________________, 2014.
Signature if held jointly

Please mark, sign, date and return this proxy promptly using the enclosed envelope.